As filed with the Securities and Exchange Commission on October 14, 2016
Securities Act File No. 333-213452
Investment Company Act File No. 811-21982

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933
☒     Pre-Effective Amendment No. 1
☐     Post-Effective Amendment No.
                              and/or
☒ Registration Statement under the Investment Company Act of 1940
☒ Amendment No. 18

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
(Exact Name of Registrant as Specified in Charter)

227 West Monroe Street
Chicago, Illinois 60606

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (312) 827-0100

Amy J. Lee
Guggenheim Funds Investment Advisors, LLC
227 West Monroe Street
Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036	Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . ☒

It is proposed that this filing will become effective (check appropriate box):
☐ When declared effective pursuant to section 8(c).
If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.01 par value	(1)	(2)	$125,000,000 (3)	$12,587.50 (4)

(1)	There are being registered hereunder a presently indeterminate number of common shares to be offered on an immediate, continuous or delayed basis.
(2)	The proposed maximum offering price per share will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the common shares registered under this registration statement.
(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(4)	Includes $12,587.50 previously paid.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

Subject to Completion, dated October 14, 2016
$125,000,000
Guggenheim Strategic Opportunities Fund
Common Shares
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     Investment Objective and Philosophy. Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes. The Fund cannot ensure investors that it will achieve its investment objective.
     Investment Portfolio. The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior equity securities (“Income Securities”) selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities.
     Offering. The Fund may offer, from time to time, up to $125,000,000 aggregate initial offering price of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Common Shares.
     The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”
________________
 Investing in the Fund’s Common Shares involves certain risks. See “Risks” on page 65 of this Prospectus.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
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Prospectus dated               , 2016

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

     Investment Adviser and Sub-Adviser. Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”) will be responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundation insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $240 billion of assets as of June 30, 2016. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
     Investment Parameters. The Fund may allocate its assets among a wide variety of Income Securities and Common Equity Securities. The Fund may invest without limitation in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by Standard & Poor’s Ratings Group or Fitch Ratings or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Adviser to be of comparable quality). Below investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in any of the sectors and types of Income Securities in which the Fund may invest may include, without limitation, below-investment grade securities. Under normal market conditions, the Fund will not invest more than: 50% of its total assets in Common Equity Securities consisting of common stock; 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles; 20% of its total assets in non-U.S. dollar-denominated Income Securities; and 10% of its total assets in Income Securities of issuers in emerging markets.
      Common Shares. The Fund’s currently outstanding Common Shares are, and the Common Shares offered in this Prospectus will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “GOF.” The net asset value of the Common Shares at the close of business on October 10, 2016 was $18.76 per share, and the last sale price of the Common Shares on the NYSE on such date was $19.64. See “Market and Net Asset Value Information.”
     Financial Leverage. The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”). The Fund’s total Financial Leverage may vary over time; however, the aggregate amount of Financial Leverage is not currently expected to exceed 33 1 / 3 % of the Fund’s Managed Assets (as defined herein) after such issuance and/or borrowing; however, the Fund may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”) pursuant to which the Fund may borrow up to $80 million. As of May 31, 2016, outstanding Borrowings under the committed facility agreement were approximately $9.4 million, which represented approximately 2.1% of the Fund’s Managed Assets as of such date. In addition, as of May 31, 2016, the Fund had reverse repurchase agreements outstanding representing Financial Leverage equal to approximately 29% of the Fund’s Managed Assets. As of May 31, 2016, the Fund’s total Financial Leverage represented approximately 31.1% of the Fund’s Managed Assets. See “Use of Financial Leverage.”
     You should read this Prospectus, which contains important information about the Fund, together with any Prospectus Supplement, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated           , 2016, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 105 of this Prospectus, by calling (800) 345-7999 or by writing to the Investment Adviser at Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). Free copies of the Fund’s reports and its Statement of Additional Information will also be available from the Fund’s web site at www.guggenheiminvestments.com/gof. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.
     The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
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You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.
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FORWARD-LOOKING STATEMENTS
     This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.
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PROSPECTUS SUMMARY
     This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should carefully read the more detailed information contained elsewhere in this Prospectus and any related Prospectus Supplement prior to making an investment in the Fund, especially the information set forth under the headings “Investment Objective and Policies” and “Risks.” You may also wish to request a copy of the Fund’s Statement of Additional Information, dated           , 2016 (the “SAI”), which contains additional information about the Fund
The Fund
Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company that commenced operations on July 26, 2007. The Fund’s objective is to maximize total return through a combination of current income and capital appreciation.
The Fund’s common shares of beneficial interest, par value $0.01 per share, are called “Common Shares” and the holders of Common Shares are called “Common Shareholders” throughout this Prospectus.
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”) is responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim Partners”).

The Offering
The Fund may offer, from time to time, up to $125,000,000 aggregate initial offering price of Common Shares, on terms to be determined at the time of the offering. The Fund will offer Common Shares at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”).
The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time, or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement describing the method and terms of the offering of Common Shares. See “Plan of Distribution.”

Use of Proceeds
Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.

Investment Objective
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.  The Fund cannot ensure investors that it will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without the approval of Common Shareholders. See “Investment Objective and Policies—Investment Philosophy and Investment Process.”

Investment Philosophy Process
The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Sub-Adviser seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.

The Sub-Adviser’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund's investment objective and top-down sector allocations. In managing the Fund, the Sub-Adviser uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. The Sub-Adviser also considers macroeconomic outlook and geopolitical issues.

Investment Portfolio
The Fund will seek to achieve its investment objective by investing in:
Income Securities. The Fund may invest in a wide range of fixed-income and other debt and senior equity securities (“Income Securities”) selected from a variety of sectors and credit qualities. The Fund may invest in Income Securities of any credit quality, including, without limitation, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The sectors and types of Income Securities in which the Fund may invest, include, but are not limited to:

       • Corporate bonds;
       • Loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”);
       • Structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities);
       • U.S. government and agency securities;
       • Mezzanine and preferred securities; and
       • Convertible securities.
Common Equity Securities and Covered Call Option Strategy. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities and, to a lesser extent, on indices of securities and sectors of securities. This covered call option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.
Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. The Sub-Adviser believes that structured finance investments provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments include:
Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities.
Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level or risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure.  If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the "equity" tranche). CLOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.
The Fund may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs.  Investment in the subordinated tranche is subject to special risks.  The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.
Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”).
Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies the investment performance of which is not expected to be highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).
Private Securities. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations than comparable public securities, including availability of financial information about the issuer and valuation and liquidity issues.
Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other investment companies to 10% of its total assets. However, pursuant to exemptions set forth in rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this limitation provided that the conditions of such exemptions are met. In addition, the Fund may invest in certain ETFs in excess of the 10% limitation in reliance upon and in accordance with exemptive relief obtained by such ETFs. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” only to the extent permitted by applicable rules, regulations and interpretations of the SEC and NYSE. The Fund has no current intention to invest in private investment funds. Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares.
Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income
Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds.
Derivative Transactions. The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. In order to help protect the soundness of derivative transactions and outstanding derivative positions, the Sub-Adviser generally requires derivative counterparties to have a minimum credit rating of A from Moody’s Investors Service (or a comparable rating from another nationally recognized statistical rating organization (“NRSRO”)) and monitors such rating on an ongoing basis. In addition, the Sub-Adviser seeks to allocate derivative transactions to limit exposure to any single counterparty. The Fund has not adopted a maximum percentage limit with respect to derivative investments. However, the maximum level of and types of derivative transactions used by the Fund will be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Investment Adviser and the Sub-Adviser regarding the Fund’s use of derivative instruments and the effect of derivative transactions on the management of the Fund’s portfolio and the performance of the Fund.

Investment Policies
The Fund may allocate its assets among a wide variety of Income Securities and Common Equity Securities.
The Fund may invest without limitation in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by Standard & Poor’s Ratings Group or Fitch Ratings or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Adviser to be of comparable quality). Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in any of the sectors and types of Income Securities in which the Fund may invest may include, without limitation, below investment grade securities. The Fund's investments in below investment grade securities may include distressed and defaulted securities.
Under normal market conditions, the Fund will not invest more than:
       • 50% of its total assets in Common Equity Securities consisting of common stock;
       • 30% of its total assets in Investment Funds;
       • 20% of its total assets in non-U.S. dollar-denominated Income Securities of corporate and governmental issuers located outside the United States; and
       • 10% of its total assets in Income Securities of issuers in emerging markets.
The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above referenced investment policies.
Unless otherwise stated in this Prospectus or the SAI, the Fund’s investment policies are considered non-fundamental and may be changed by the Board of Trustees of the Fund (the “Board of Trustees”) without Common Shareholder approval. The Fund will provide investors with at least 60 days’ prior written notice of any change in the Fund’s investment policies. See “Investment Objective and Policies” in this Prospectus and in the SAI.

Financial Leverage
The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”). The Fund’s total Financial Leverage may vary over time; however, the aggregate amount of Financial Leverage is not currently expected to exceed 33 1 / 3 % of the Fund’s Managed Assets (as defined herein) after such issuance and/or borrowing; however, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under the 1940 Act the Fund may not utilize Borrowings if, immediately after incurring such Borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). The Fund has no present intention to issue Preferred Shares. The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.
The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”) pursuant to which the Fund may borrow up to $80 million. As of May 31, 2016, outstanding Borrowings under the committed facility agreement were approximately $9.4 million, which represented approximately 2.1% of the Fund’s Managed Assets as of such date. In addition, as of May 31, 2016, the Fund had reverse repurchase agreements outstanding representing Financial Leverage equal to approximately 29% of the Fund’s Managed Assets. As of May 31, 2016, the Fund’s total Financial Leverage represented approximately 31.1% of the Fund’s Managed Assets.
With respect to leverage incurred through investments in reverse repurchase agreements, dollar rolls and similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). As a result of such segregation, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements, dollar rolls and similar transactions will not be limited by the 1940 Act. However, the Fund’s use of leverage through reverse repurchase agreements, dollar rolls and similar transactions will be included when calculating the Fund’s Financial Leverage, and therefore is not currently expected to exceed 33 1 / 3 % of the Fund’s Managed Assets, and may be further limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.
In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and will not be included in calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement described above.

So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. In connection with the Fund’s use of Financial Leverage, the Fund may seek to hedge the interest rate risks associated with the Financial Leverage through interest rate swaps, caps or other derivative transactions. There can be no assurance that the Fund’s Financial Leverage strategy will be successful during any period during which it is employed. The costs associated with the issuance of Financial Leverage will be borne by Common Shareholders, which will result in a reduction of net asset value of the Common Shares. The fee paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets, including proceeds from Financial Leverage, so the fees paid to the Adviser will be higher when Financial Leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. See “Use of Financial Leverage” and “Risks—Financial Leverage Risk.”

Other Investment Practices
Temporary Defensive Investments. At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels. See “Investment Objective and Policies—Temporary Defensive Investments.”

Management of the Fund
Guggenheim Funds Investment Advisors, LLC acts as the Fund’s Investment Adviser pursuant to an advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund and administers the affairs of the Fund to the extent requested by the Board of Trustees. As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.
Guggenheim Partners Investment Management, LLC acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Fund and the Investment Adviser (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the management of the Fund’s portfolio of securities. As compensation for its services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in a maximum annual amount equal to 0.50% of the Fund’s average daily Managed Assets.
Each of the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Guggenheim Partners.

Distributions
The Fund intends to pay substantially all of its net investment income to Common Shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of a capital asset held longer than one year). To the extent the Fund receives dividends with respect to its investments in Common Equity Securities that consist of qualified dividend income (income from domestic and certain foreign corporations), a portion of the Fund’s distributions to its Common Shareholders may consist of qualified dividend income. The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income. In certain circumstances, the Fund may elect to retain income or capital gain and pay income or excise tax on such undistributed amount, to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the best interest of shareholders to do so. See “Distributions.”
If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See “Dividend Reinvestment Plan.”

Listing and Symbol	The Fund’s currently outstanding Common Shares are, and the Common Shares offered in this Prospectus will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “GOF.”
Special Risk Considerations
Not a Complete Investment Program. An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.
Investment and Market Risk. An investment in Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time.
Income Risk. The income investors receive from the Fund is based primarily on the interest it earns from its investments in Income Securities, which can vary widely over the short-and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund invests in floating-rate obligations.
Dividend Risk. Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.
Income Securities Risk. In addition to the risks discussed above, Income Securities, including high-yield bonds, are subject to certain risks, including:
Issuer Risk. The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets.
Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.
Interest Rate Risk. Interest rate risk is the risk that Income Securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of Income Securities generally will fall. These risks may be greater in the current market environment because interest rates are near historically low levels. Prevailing interest rates may be adversely impacted by market and economic factors, including the potential impact of tapering of “quantitative easing” by the Federal Reserve Board. If interest rates rise the markets may experience increased volatility, which may adversely affect the value and/or liquidity of certain of the Fund’s investments. Increases in interest rates may adversely affect the Fund’s ability to achieve its investment objective.
The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. The Fund’s use of leverage, as described below, will tend to increase common share interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of credit securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates. The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than fixed rate instruments, but generally will not increase in value if interest rates decline.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund.
Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
Liquidity Risk. The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are otherwise illiquid, including certain high-yield bonds. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions.
Valuation of Certain Income Securities Risk. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures.

Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the net asset value of the Fund.
Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.
Below-Investment Grade Securities Risk. The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values, total return and yield for securities of below investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds. Securities of below investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by an NRSRO, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Successful investment in lower-medium and lower-rated debt securities may involve greater investment risk and is highly dependent on the Adviser’s credit analysis. The value of securities of below investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire below investment grade market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.
Structured Finance Investments Risk. The Fund’s structured finance investments may include residential and commercial mortgage-related and other asset-backed securities issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.
The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.
The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.
Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Mortgage-Backed Securities Risk. Mortgage-backed securities represent an interest in a pool of mortgages. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of mortgage-backed securities may be substantially dependent on the servicing of the underlying pool of mortgages.
When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.
Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed securities’ total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.
Mortgage-backed securities generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.
Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, have shorter maturities than residential mortgage loans and provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.
Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.
Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any mortgage-backed securities owned by the Fund.
The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.
During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.
Asset-Backed Securities Risk. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” ABS are subject to additional risks. ABS involve certain risks in addition to those presented by MBS. ABS do not have the benefit of the same security interest in the underlying collateral as MBS and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors.
For example, ABS can be collateralized with credit card and automobile receivables. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.
Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In recent years, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.
If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
ABS collateralized by other types of assets are subject to risks associated with the underlying collateral.
CLO, CDO and CBO Risk. In addition to the general risks associated with debt securities discussed herein, CLOs, collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., debt obligations) of CLOs, CDOs and CBOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CLOs, CDOs and CBOs. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader sentiment and standing in the economic cycle, including expectations regarding future loan defaults; liquidity conditions; and supply and demand at the various tranche levels. Finally, CLOs, CDOs and CBOs are limited recourse and may not be paid in full and may be subject to up to 100% loss. See “Risks—CLO, CDO and CBO Risk.”
The Fund may invest in any portion of the capital structure of CLOs (including the subordinated or residual tranche).  Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinated tranche is  junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions.  As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO.  In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.
The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. Accordingly, the subordinated tranche may not be paid in full and may be subject to up to 100% loss. The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche. See “Risks—CLO, CDO and CBO Risk—CLO Subordinated Notes Risk.”
Risks Associated with Risk-Linked Securities. RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor — an insurer, reinsurer or corporation — to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indicies, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.
Risks Associated with Structured Notes. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Senior Loans Risk. The Fund may invest in senior secured floating rate Loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade Income Securities, which may have fixed interest rates.
Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.

Subordinated Secured Loans Risk. Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the Borrower and therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the Borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.
Unsecured Loans Risk. Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the Borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the Borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the Borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.
Loan Participations and Assignments Risk. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the Borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan. Lenders selling a participation and other persons interpositioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.
Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.
Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.
Distressed And Defaulted Securities Risk. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Convertible Securities Risk. The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all Income Securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.
Preferred Stock Risks. The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.
Foreign Securities Risk. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated Income Securities of foreign issuers. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies.
Emerging Markets Risk. The Fund may invest up to 10% of its total assets in Income Securities the issuers of which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and potential restrictions on repatriation of investment income and capital.

Foreign Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Sovereign Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. See “Risks—Sovereign Debt Risk.”
UK Departure from EU Risk. On Thursday June 23, 2016, voters in the United Kingdom referendum (the “Referendum”) on the question of whether to remain or leave the European Union (the “EU”) voted in a majority in favor of leaving the EU. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Trust. Due to the very recent occurrence of the Referendum, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. However, the Referendum has led to significant uncertainty in the business, legal and political environment.
Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Trust), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.
Redenomination Risk. The result of the Referendum and continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Common Equity Securities Risk. The Fund may invest up to 50% of its total assets in Common Equity Securities. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. The prices of Common Equity Securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of Common Equity Securities to which the Fund has exposure. While broad market measures of Common Equity Securities have historically generated higher average returns than Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.
Risks Associated with the Fund’s Covered Call Option Strategy. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. See “Risks—Risks Associated with the Fund’s Covered Call Option Strategy—Risks Associated with Covered Call and Put Options.”
With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. See “Risks—Risks Associated with the Fund’s Covered Call Option Strategy—Exchange-Listed Option Risk.”
The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. See “Risks—Risks Associated with the Fund’s Covered Call Option Strategy—OTC Option Risk.”
Risks of Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk. See “Risks—Risks of Real Property Asset Companies.”
Risks of Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies which invest in personal property such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art). The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. The risks of collectible assets include the difficulty in valuing collectible assets, the relative illiquidity of collectible assets, the prospects of forgery or the inability to assess the authenticity of collectible assets and the high transaction and related costs of purchasing, selling and safekeeping collectible assets. See “Risks—Risks of Personal Property Asset Companies.”
Private Securities Risk. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies. Private Securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain Private Securities may be illiquid. Because there is often no readily available trading market for Private Securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private Securities are also more difficult to value. Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities.
Investment Funds Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage.
Synthetic Investments Risk. The Fund may be exposed to certain additional risks to the extent the Sub-Adviser uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Market Discount Risk. The Fund’s Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The Fund’s Common Shares have recently traded at a premium to NAV per share, which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. The Fund’s NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.
Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.
Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See “Description of Capital Structure—Common Shares—Issuance of Additional Common Shares.”
Financial Leverage Risk. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.
Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
Because the fees received by the Investment Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Investment Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser on the one hand and the Common Shareholders on the other. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.
Borrowings may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of any such transaction obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transaction or otherwise cover such transaction in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.
Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities. See “Risks –Financial Leverage Risk.”
Derivative Transactions Risks. The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives transactions involve risks. There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective. In connection with certain derivatives transactions, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. Segregating assets and covering positions will not limit or offset losses on related positions.
Swap Risk. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap.
When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has become more standardized in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, some swaps have become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. Swaps are subject to new federal legislation implemented through rulemaking by the SEC and the Commodity Futures Trading Commission. Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to financial instruments and derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral.
Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.
U.S. Government Securities Risk. U.S. Government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. In 2011, each of S&P, Moody’s and Fitch lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” Any further downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.
Legislation and Regulation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and regulation that has been enacted thereunder, is not yet certain and issuers of securities in which the Fund invests may also be affected in ways that are currently unknown and unforeseeable.
On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of the Fund’s use of derivatives and reverse repurchase agreement transactions and impose additional compliance costs on the Fund, which could have an adverse impact on the Fund. Neither the Adviser nor the Sub-Adviser can predict the effects of these regulations on the Fund’s portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. A number of financial institutions have entered into settlements with their regulators and law enforcement agencies, and have been fined significant amounts, in connection with allegations of manipulation of LIBOR. Other proceedings and investigations by regulators and governmental authorities in various jurisdictions are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.
At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect issuers of securities owned by the Fund. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares.
Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Fund’s portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
When-Issued and Delayed Delivery Transactions Risk. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Short Sales Risk. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund.
Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.
The Fund may accept a wide variety of underlying securities as collateral for repurchase agreements entered into by the Fund. Rule 5b-3 under the 1940 Act, stipulates that if a repurchase agreement entered into by a fund is “collateralized fully,” the repurchase agreement is deemed a transaction in the underlying securities and not a separate security issued to the fund by the selling institution. In order for the repurchase agreement to qualify as “collateralized fully,” the collateral must consist solely of cash items, government securities, securities that are rated in the highest rating category by at least two NRSROs (or one NRSRO, if that is the only such NRSRO which has issued a rating on the security) or unrated securities which the Adviser deems to be of comparable quality. However, the Fund may accept collateral in respect of repurchase agreements which do not meet the above criteria, and in such event the repurchase agreement will not be considered “collateralized fully” for purposes of Rule 5b-3. Accepting collateral beyond the criteria of Rule 5b-3 exposes the Fund to two categories of risks. First, because the Fund’s repurchase agreements which are secured by such collateral are not “collateralized fully” under Rule 5b-3, the repurchase agreement is considered a separate security issued by the selling institution to the Fund. Accordingly, in addition to the risks of a default or bankruptcy of the selling institution, the Fund must include repurchase agreements that are not “collateralized fully” under Rule 5b-3 in its calculations of securities issued by the selling institution held by the Fund for purposes of various diversification and concentration requirements applicable to the Fund. In particular, to the extent a selling institution is a “securities related business” for purposes of Section 12(d)(3) of the 1940 Act and Rule 12d3-1 thereunder, the Fund would not be permitted to hold more than 5% of its total assets in securities issued by the selling institution, including repurchase agreements that are not “collateralized fully” under Rule 5b-3. While this limitation (as well as other applicable limitations arising under concentration and diversification requirements) limits the Fund’s exposure to each such selling institution, the Fund will be required to monitor its holdings of such securities and ensure that it complies with the applicable limitations. Second, the collateral underlying a repurchase agreement that is not “collateralized fully” under Rule 5b-3 may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a selling institution defaults and the Fund takes possession of such collateral, the Fund may need to promptly dispose of such collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the collateral). In cases of market turmoil (which may be associated with a default or bankruptcy of a selling institution), the Fund may have more difficulty than anticipated in selling such securities and/or in avoiding a loss on the sale of such securities. This risk may be more acute in the case of a selling institution’s insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of collateral received from the selling institution. The Adviser follows various procedures to monitor the liquidity and quality of any collateral received under a repurchase agreement (as well as the credit quality of each selling institution) designed to minimize these risks, but there can be no assurance that the procedures will be successful in doing so.
Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.
Risk of Failure to Qualify as a RIC. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
Potential Conflicts of Interest Risk. The Adviser and its affiliates provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their interests or those of their clients may compete or conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 (the “Advisers Act”), the Adviser may have to allocate a limited investment opportunity among its clients. The Adviser and its affiliates have adopted policies and procedures designed to address such and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which the Adviser and its affiliates address such conflicts please see “Management of the Fund-Potential Conflicts of Interest” in the SAI.
Government Investment Programs Risks. In response to the financial crises affecting the banking system and the financial markets, the United States government, the Treasury, the Board of Governors of the Federal Reserve System and other governmental and regulatory bodies may take action in an attempt to stabilize the financial markets. Such programs may be sponsored, established or operated by U.S. or non-U.S. governments from time to time. It is unclear what effect these programs, and their eventual termination, may have on the markets for credit securities in which the fund may invest over the near- and long-term. Such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. The Fund may seek to participate in such government programs from time to time. Participation in such programs may expose the Fund to additional risks and may limit the Fund’s ability to engage in certain of the investment strategies or transactions described in this Prospectus or in the SAI. There can be no assurance that the Fund will be able to participate in any such program.
Market Disruption and Geopolitical Risk. Geopolitical events may contribute to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets. For example, instability in the Middle East and North Africa, terrorist attacks in the United States, Europe and around the world, Russia's annexation of Crimea and the resulting sanctions against Russia, ongoing tension between Russia and Ukraine, the political uncertainty and market turmoil in Greece and market volatility in China have recently had and may continue to have an adverse impact on global markets. The events occurring in one country or region may spread through, or otherwise affect, other countries and therefore adversely impact the Fund's investments in such countries and regions.
Technology Risk. As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

Anti-Takeover Provisions in the Fund’s Governing Documents
The Fund’s Agreement and Declaration of Trust and Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions.”

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent
The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.
Computershare Inc. serves as the Fund’s dividend disbursing agent, transfer agent and registrar with respect to the Common Shares of the Fund, and Computershare Trust Company, N.A. serves as agent under the Fund’s Dividend Reinvestment Plan (the “Plan Agent”).
MUFG Investors Services (US) LLC (formerly Rydex Fund Services, LLC) (“MUFG”) serves as the Fund’s administrator. Pursuant to an administration agreement with the Fund, MUFG provides certain administrative, bookkeeping and accounting services to the Fund. MUFG also provides certain fund accounting services to the Fund pursuant to a fund accounting agreement.

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SUMMARY OF FUND EXPENSES
     The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of May 31, 2016 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.
Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	—%(1)
Offering expenses borne by the Fund (as a percentage of offering price)	0.60%(1), (2)
Dividend Reinvestment Plan fees(3)	None

Percentage of Average Net Assets
Annual Expenses	Attributable to Common Shares(4)

Management fee(5)	1.46%
Interest expense(6)	0.64%
Acquired fund fees and expenses(7)	0.02%
Other expenses(8)	0.28%
Total annual expenses(9)	2.40%

(1)   If Common Shares to which this Prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2)   The Investment Adviser has agreed to limit offering expenses (other than sales loads or other forms of underwriting discounts or commissions) borne by the Fund in connection with any offering of Common Shares pursuant to this Prospectus to the lesser of the Fund’s actual offering expenses or 0.60% of the total offering price of the Common Shares sold in such offering. Offering expenses that exceed 0.60% of the total offering price of the Common Shares will be borne by the Investment Adviser. Offering expenses of the Trust paid by the Investment Adviser will be reimbursed by the Fund, subject to the foregoing limitation.
(3)   You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(4)   Based upon average net assets applicable to Common Shares during the period ended May 31, 2016.
(5)   The Fund pays an investment advisory fee to the Investment Adviser in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets (as defined herein). The fee shown above is based upon outstanding Financial Leverage of 31.1% of the Fund’s Managed Assets. If Financial Leverage of more than 31.1% of the Fund’s Managed Assets is used, the management fees shown would be higher.
(6)   Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Fund’s outstanding Borrowings as of May 31, 2016, which included Borrowings under the Fund’s committed facility agreement in an amount equal to 2.1% of the Fund’s Managed Assets, at an annual interest rate cost to the Fund of 1.28%. The actual amount of interest payments by the Fund will vary over time in accordance with the amount of Borrowings and variations in market interest rates. Interest expenses on reverse repurchase agreements is based on the Fund’s outstanding reverse repurchase agreements as of May 31, 2016, and assumes the use of leverage in the form of reverse repurchase agreements representing 29% of the Fund’s Managed Assets at an annual interest rate cost to the Fund of 1.47%.
(7)   Acquired Fund Fees and Expenses reflect the estimated fees and expenses borne by the Fund as an investor in other investment companies during the most recently completed fiscal year.
(8)   Other expenses are estimated based upon those incurred during the fiscal year ended May 31, 2016.
(9)   The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example
     As required by relevant SEC regulations, the following Example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 2.40% of net assets attributable to Common Shares and (2) a 5% annual return*:
	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred(1)	$24	$75	$128	$274

*     The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the Example. The Example assumes that all dividends and distributions are reinvested at net asset value.
(1)   The example above does not include sales loads or estimated offering costs. In connection with an offering of Common Shares, the Prospectus Supplement will set forth an Example including sales load and estimated offering costs.

FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table for the fiscal year ended 2016, 2015, 2014, 2013 and 2012 is derived from the Fund’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund. The Fund’s audited financial statements appearing in the Fund’s annual report to shareholders for the year ended May 31, 2016, including the report of Ernst & Young LLP thereon, are incorporated by reference in the SAI.
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
Per share data	2016	2015	2014	2013
Net asset value, beginning of period	$19.61	$20.56	$20.95	$19.00
Income from investment operations
Net investment income (a)	1.40	1.28	1.44	1.68
Net gain (loss) on investments (realized and unrealized)	(1.33)	(0.05)	0.35	2.22
Total from investment operations	0.07	1.23	1.79	3.90
Common share offering expenses charged
to paid-in capital	—	—	—	—
Distributions to Common Shareholders
From and in excess of net investment income	(1.82)	(1.42)	(1.82)	(1.78)
Return of capital	—	—	—	—
Capital gains	(0.36)	(0.76)	(0.36)	(0.17)
Total distributions	(2.18)	(2.18)	(2.18)	(1.95)
Net asset value, end of period	$17.50	$19.61	$20.56	$20.95
Market value, end of period	$17.61	$21.21	$21.83	$21.91
Total investment return (b)
Net asset value	0.80%	6.39%	9.20%	21.37%
Market value	-6.07%	8.08%	10.71%	14.10%
Ratios and supplemental data
Net assets, end of period (in thousands)	$310,246	$342,988	$318,001	$286,471
Ratios to average net assets applicable to
Common Shares:
Total expenses, including interest expense (c),(d)	2.38%	2.16%	2.28%	2.47%
Net investment income, including interest expense	7.79%	6.44%	7.07%	8.30%
Portfolio turnover (e)	116%	86%	95%	165%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$139,925	$160,247	$136,430	$115,573
Asset coverage per $1,000 of indebtedness (f)	$3,217	$3,140	$3,331	$3,479

(footnotes on following page)

(financial highlights, cont.)

				For the period
For the	For the	For the	For the	July 27, 2007*
Year Ended	Year Ended	Year Ended	Year Ended	through
2012	2011	2010	2009	May 31, 2008
$20.11	$17.56	$12.42	$17.52	$19.10	(h)

1.80	1.94	1.76	1.06	0.79
(1.06)	2.49	5.23	(4.31)	(0.99)
0.74	4.43	6.99	(3.25)	(0.20)

—	—	—	—	(0.04)

(1.85)	(1.88)	(1.85)	(1.36)	(0.98)
—	—	—	(0.49)	(0.36)
—	—	—	—	—
(1.85)	(1.88)	(1.85)	(1.85)	(1.34)
$19.00	$20.11	$17.56	$12.42	$17.52
$21.08	$22.32	$17.46	$11.53	$16.78

4.09%	26.14%	59.06%	(18.37)%	(1.40)%
3.81%	40.85%	70.37%	(19.51)%	(9.41)%

$207,346	$187,333	$161,783	$113,076	$159,509

2.55%	2.69%	2.97%	3.25%	3.36	%(g)
9.45%	10.20%	11.30%	7.84%	5.08	%(g)
112%	64%	67%	58%	210%

$83,842	$80,670	$69,117	$31,085	$76,016
$3,473	$3,332	$3,341	$4,638	$3,098

*       Commencement of operations.
(a)       Based on average shares outstanding.
(b)       Total investment return is calculated assuming a purchase of a Common Share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)      The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.02%, 0.03%, 0.03%, 0.05%, 0.04%, 0.03%, 0.05%, 0.08% and 0.04% for the years ended May 31, 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008, respectively.
(d)     Excluding interest expense, the operating expense ratios for the periods ended May 31 would be:
2016	2015	2014	2013	2012	2011	2010	2009	2008
1.74%	1.72%	1.78%	1.81%	1.78%	1.85%	1.98%	2.06%	1.72%

(e)    Portfolio turnover is not annualized for periods less than one year.
(f)   Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(g)    Annualized.
(h)    Before deduction of offering expenses charged to capital.

SENIOR SECURITIES AND OTHER FINANCIAL LEVERAGE
     The following table sets forth information about the Fund’s outstanding Financial Leverage as of the end of each fiscal year since its inception. The information in this table is for the fiscal years ended 2016, 2015, 2014, 2013 and 2012 has been audited by Ernst & Young LLP, independent registered public accounting firm. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part.
		Asset Coverage	Involuntary
	Total Principal	Per Preferred	Liquidating	Average
Class and	Amount	Share/$1,000	Preference	Market Value
Fiscal Year End	Outstanding	of Borrowings	Per Unit	Per Unit
Borrowings – Committed Facility Agreement
May 31, 2016	$ 9,354,955	$48,121	N/A	N/A
May 31, 2015	$45,488,955	$11,063	N/A	N/A
May 31, 2014	$60,788,955	$7,476	N/A	N/A
May 31, 2013	$56,098,955	$7,167	N/A	N/A
May 31, 2012	$30,598,955	$9,516	N/A	N/A
May 31, 2011	$22,432,914	$11,947	N/A	N/A
May 31, 2010	$26,865,369	$8,595	N/A	N/A
May 31, 2009	$22,127,551	$6,515	N/A	N/A
Reverse Repurchase Agreements(1)
May 31, 2016	$130,570,046	N/A(1)	N/A	N/A
May 31, 2015	$114,758,163	N/A(1)	N/A	N/A
May 31, 2014	$75,641,024	N/A(1)	N/A	N/A
May 31, 2013	$59,473,742	N/A(1)	N/A	N/A
May 31, 2012	$53,243,041	N/A(1)	N/A	N/A
May 31, 2011	$47,618,513	N/A(1)	N/A	N/A
May 31, 2010	$31,621,245	N/A(1)	N/A	N/A
May 31, 2009	$8,957,250	N/A(1)	N/A	N/A
May 31, 2008	$76,016,239	N/A(1)	N/A	N/A
TALF Progam(1)
May 31, 2011	$10,618,934	N/A(1)	N/A	N/A
May 31, 2010	$10,630,271	N/A(1)	N/A	N/A

(1)    As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

THE FUND
     Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that commenced operations on July 26, 2007. The Fund was organized as a statutory trust on November 13, 2006, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. Its principal office is located at 227 West Monroe Street, Chicago, Illinois 60606, and its telephone number is (312) 827-0100.
     Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”) is responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim Partners”).
     Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.
USE OF PROCEEDS
     Unless otherwise specified in a supplement to this Prospectus (each a “Prospectus Supplement”), the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.
MARKET AND NET ASSET VALUE INFORMATION
     The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be, subject to notice of issuance, listed on the New York Stock Exchange (the “NYSE”). The Fund’s Common Shares commenced trading on the NYSE on July 27, 2007.
     The Common Shares have traded both at a premium and at a discount in relation to the Fund’s net asset value (“NAV”) per share. Although the Common Shares recently have traded at a premium to NAV, there can be no assurance that this will continue after the offering nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund’s NAV may be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. See “Risks—Market Discount Risk.”
     The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, as well as the NAV per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading on the date of the high and low closing prices. The Fund calculates its NAV as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. See “Net Asset Value” for information as to the determination of the Fund’s NAV.

			NAV per Common		Premium/(Discount) on
			Share on Date of Market		Date of Market Price
	Market Price		Price High and Low(1)		High and Low(2)
During Quarter Ended	High	Low	High	Low	High	Low
August 31, 2016	$19.14	$17.67	$18.57	$17.54	3.07%	0.74%
May 31, 2016	$17.97	$15.99	$17.39	$16.41	3.34%	(2.56)%
February 29, 2016	$17.94	$15.06	$18.09	$16.33	(0.83)%	(7.78)%
November 30, 2015	$19.05	$17.65	$18.39	$18.09	3.59%	(2.43)%
August 31, 2015	$21.21	$18.14	$19.54	$18.58	8.55%	(2.37)%
May 31, 2015	$21.59	$21.07	$19.64	$19.62	9.93%	7.39%
February 28, 2015	$21.94	$20.21	$19.84	$19.40	10.58%	4.18%
November 30, 2014	$22.07	$20.17	$20.22	$19.79	9.15%	1.92%
August 31, 2014	$22.00	$21.33	$20.55	$20.34	7.06%	4.87%

(1) Based on the Fund’s computations.
(2) Calculated based on the information presented. Percentages are rounded.
      The last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share on October 10, 2016 was $19.64, $18.76 and 4.69%, respectively. The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund’s Common Shares have in the past traded below their NAV. As of October 10, 2016, 18,481,854 Common Shares of the Fund were outstanding.
INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
     The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund cannot ensure investors that it will achieve its investment objective.
Investment Philosophy and Investment Process
     The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Sub-Adviser seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.
The Sub-Adviser’s analysis of a fixed-income security’s credit quality is comprised of multiple elements, including, but not limited to: (i) sector analysis, including regulatory developments and sector health, (ii) collateral, business, and counterparty risk, which includes payment history, collateral performance, and borrower credit profile, (iii) structural analysis, which includes securitization structure review and forms of credit enhancement, and (iv) stress analysis, including historical collateral performance during extreme market stress and identifying tail risks. This analysis is applied against the macroeconomic outlook, geopolitical issues as well as considerations that more directly affect the company’s industry to determine the Sub-Adviser’s internal judgment as to the security’s credit quality. In addition to the process described above, the Sub-Adviser selects securities using a rigorous portfolio construction approach to tightly control independent risk exposures such as fixed income sector weights, sector specific yield curves, credit spreads, prepayment risks, and other risk exposures the Sub-Adviser deems relevant. Within those risk constraints, the Sub-Adviser estimates the relative value of different securities to select individual securities that, in the Sub-Adviser’s judgment, may provide risk-adjusted outperformance.
The Sub-Adviser’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction

Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund's investment objective and top-down sector allocations. In managing the Fund, the Sub-Adviser uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. The Sub-Adviser also considers macroeconomic outlook and geopolitical issues.
The Sub-Adviser generally decides which securities to sell for the Fund based on one of three factors:
•	In the Sub-Adviser’s judgment, the relative value measure of the instrument no longer indicates that the instrument is cheap relative to similar instruments and a substitution of the instrument with a similar but cheaper instrument enhances the risk-adjusted return potential of the portfolio.
•	The Sub-Adviser’s fundamental analysis suggests that the embedded credit risk in an instrument has increased and the instrument no longer properly compensates the holder for this increased risk.
•	The Sub-Adviser’s fundamental sector allocation decisions result in the rebalancing of existing positions to achieve the Sub-Adviser’s desired sector exposures.
Investment Policies
     The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior equity securities (“Income Securities”) selected from a variety of sectors, including, but not limited to, U.S. government and agency securities, corporate bonds, loans and loan participations, structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities), mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries. The Fund may invest in Income Securities of any credit quality, including, without limitation, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.
     The Fund may also invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities.
     The Fund may allocate its assets among a wide variety of Income Securities and Common Equity Securities, provided that, under normal market conditions, the Fund will not invest more than:
• 50% of its total assets in Common Equity Securities;
• 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles;
• 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the United States; and
• 10% of its total assets in emerging markets.
     The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the percentage permitted pursuant to the above referenced investment policies.
     These policies may be changed by the Board of Trustees, but no change is anticipated. If the Fund’s policies change, the Fund will provide shareholders at least 60 days’ prior written notice before implementation of the change.

     Percentage limitations described in this Prospectus are as of the time of investment by the Fund and could thereafter be exceeded as a result of market value fluctuations of the Fund’s portfolio.
     Credit Quality. The Fund may invest without limitation in securities rated below-investment grade (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings ("Fitch") or comparably rated by another nationally recognized statistical rating organization) or, if unrated, determined by the Sub-Adviser to be of comparable quality. Securities rated below-investment grade are commonly referred to as “high-yield” or “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in any of the sectors and types of Income Securities in which the Fund may invest may include, without limitation, below investment grade securities. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse effect on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
     The Fund is not required to dispose of a security if an NRSRO or the Sub-Adviser downgrades its assessment of that security. In determining whether to retain or sell a security that an NRSRO or the Sub-Adviser has downgraded, the Sub-Adviser may consider such factors as its assessment of the credit quality of the security, the price at which the security could be sold, and the rating, if any, assigned to the security by other ratings agencies. When the Sub-Adviser believes it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.
     Rating agencies, such as Moody’s or S&P, are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by an NRSRO are not absolute standards of credit quality but represent the opinion of the NRSRO as to the quality of the obligation. Ratings do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in unrated lower grade securities, the Fund’s ability to achieve its investment objective will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Fund invests in rated securities.
     Please refer to Appendix A to the SAI for more information regarding Moody’s and S&P’s ratings of fixed-income securities.
THE FUND’S INVESTMENTS
The Fund will seek to achieve its investment objective by investing in the following categories of securities:
     Income Securities. The Fund may invest in a wide range of Income Securities selected from a variety of sectors, including, but not limited to, corporate bonds, loans and loan participations (including senior secured floating rate loans (“Senior Loans”), “second lien” secured floating rate loans (“Second Lien Loans”), and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”), structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities), U.S. government and agency securities, mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries. The Fund may invest in Income Securities of any credit quality, including Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.
     Common Equity Securities and Covered Call Option Strategy. The Fund may invest in Common Equity Securities that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. A substantial portion of the options written by the Fund may be over-the-counter options (“OTC options”). Under current market conditions, the Fund implements its covered call writing strategy primarily by investing in exchange-traded funds (“ETFs”) which provide exposure to Common Equity Securities and writing covered call options on those ETFs.
     Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”). These Real Property Asset Companies include:
•  Companies engaged in the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or that have assets primarily invested in such real estate), including real estate investment trusts (“REITs”); and
•  Companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses. These companies include, but are not limited to, those engaged in businesses such as oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.
     Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of “personal property assets” (“Personal Property Asset Companies”). Personal (as opposed to real) property assets include any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies with investment performance that is not highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).
     Private Securities. The Income Securities and Common Equity Securities in which the Fund may invest include privately issued securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations than comparable public securities, including availability of financial information about the issuer and valuation and liquidity issues.
     Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other investment companies to 10% of its total assets. However, pursuant to exemptions set forth in rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this limitation provided that the conditions of such exemptions are met. In addition, the Fund may invest in certain ETFs in excess of the 10% limitation in reliance upon and in accordance with exemptive relief obtained by such ETFs. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” only to the extent permitted by applicable rules, regulations and interpretations of the SEC and NYSE. The Fund has no current intention to invest in private investment funds. Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares.
     Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities

(including interests in Investment Funds). The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies, including a lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments.
Portfolio Contents
 The Fund’s investment portfolio consists of investments in the following types of securities:
     Corporate Bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.
     Investment Grade Bonds. The Fund may invest in a wide variety of fixed-income securities rated or determined by the Sub-Adviser to be investment grade quality that are issued by corporations and other non-governmental entities and issuers (“Investment Grade Bonds”). Investment Grade Bonds are subject to market and credit risk. Market risk relates to changes in a security’s value. Investment Grade Bonds have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of Investment Grade Bonds, like those of other fixed-income securities, may be affected by changes in the credit rating or financial condition of an issuer. Investment Grade Bonds are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers. The market prices of Investment Grade Bonds in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Investment Grade Bonds in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. Investment Grade Bonds include certain investment grade quality mortgage-related securities, asset-backed securities, and other hybrid securities and instruments that are treated as debt obligations for U.S. federal income tax purposes.
     Below-Investment Grade Bonds. The Fund may invest without limitation in a wide variety of fixed-income securities that are rated or determined by the Sub-Adviser to be below-investment grade quality (“Below-Investment Grade Bonds”). The credit quality of most Below-Investment Grade Bonds reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of Below-Investment Grade Bonds held by the Fund more volatile and could limit the Fund’s ability to sell such Bonds at favorable prices. In the absence of a liquid trading market for its Below-Investment Grade Bonds, the Fund may have difficulties determining the fair market value of such investments. Below-Investment Grade Bonds include certain investment grade quality mortgage-related securities, asset-backed securities, and other hybrid securities and instruments that are treated as debt obligations for U.S. federal income tax purposes.
     In addition to pre-existing outstanding debt obligations of below-investment grade issuers, the Fund may also invest in “debtor-in-possession” or “DIP” financings newly issued in connection with “special situation” restructuring and refinancing transactions. DIP financings are Loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that have been approved by the bankruptcy court. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the Loan is fully secured based on the most recent current valuation or appraisal report of the debtor). The bankruptcy court can authorize the debtor to grant the DIP lender a claim with super-priority over administrative expenses incurred during bankruptcy and of other claims, thus a DIP financing may constitute senior debt even if not secured. DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S. Bankruptcy Code.
  Distressed And Defaulted Securities . The Fund may invest in the securities of financially distressed and bankrupt issuers. Such debt obligations may be in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
     Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. The Sub-Adviser believes that structured finance investments provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments include:
Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, REITs (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities. See “Investment Objective and Policies – Additional Investment Policies – Mortgage Related Securities” in the Fund’s SAI for additional information regarding various types of mortgage-related securities.
Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level or risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure.  If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the "equity" tranche). The contractual provisions setting out this order of payments are set out in detail in the relevant CLO's indenture. These provisions are referred to as the "priority of payments" or the "waterfall" and determine the terms of payment of any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests that must be complied with, which are different for each CLO.  If a CLO breaches one of these tests excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment.
CLOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CLOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.
The Fund may invest in senior, rated tranches as well as subordinated tranches of CLOs.  Investment in the subordinated tranche is subject to special risks.  The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.
Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. The Sub-Adviser believes that inclusion of RLS in the Fund’s portfolio could lead to significant improvement in its overall risk-return profile. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.
     Senior Loans. Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
     Second Lien Loans. Second Lien Loans are Loans made by public and private corporations and other nongovernmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below-investment grade quality. Other than their subordinated status, Second Lien Loans have many characteristics and risks similar to Senior Loans discussed above. In addition, Second Lien Loans and debt securities of below-investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds.
     Subordinated Secured Loans. Subordinated secured Loans are made by public and private corporations and other nongovernmental entities and issuers for a variety of purposes. Subordinated secured Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the Borrower. Subordinated secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Subordinated secured Loans may become subordinated in right of payment to more senior obligations of the Borrower issued in the future. Subordinated secured Loans may have fixed or floating rate interest payments. Because Subordinated secured Loans may rank lower as to right of payment than Senior Loans and Second Lien Loans of the Borrower, they may present a greater degree of investment risk than Senior Loans and Second Lien Loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second Lien Loans discussed above.
     Unsecured Loans. Unsecured Loans are loans made by public and private corporations and other nongovernmental entities and issuers for a variety of purposes. Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second Lien Loans and Subordinated Secured Loans. Unsecured Loans may have fixed or floating rate interest payments. Because unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second Lien Loans and Subordinated Secured Loans discussed above.
     Mezzanine Investments. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.
     Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.
     Preferred Stocks. Preferred stocks represent the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. Preferred stock in some instances is convertible into common stock.
     Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate bonds and common stock.
     U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government, and some of which are backed only by the credit of the issuer itself.
     Foreign Securities. While the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the United States, including up to 10% in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets. The value of foreign securities and obligations is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.
     Since the Fund may invest in securities and obligations that are denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund may seek to fully hedge its exposures to foreign currencies but may, at the discretion of the Sub-Adviser, at any time limit or eliminate foreign currency hedging activity.
     Common Stocks and Other Common Equity Securities. The Fund may also invest in common stocks and other Common Equity Securities that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. Common stock represents the residual ownership interest in the issuer. Holders of common stocks and other Common Equity Securities are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. The Fund may invest in companies of any market capitalization.
     Options. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.
     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

     The Fund will follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
     As part of its strategy, the Fund may not sell “naked” call options on individual securities, (i.e., options representing more shares of the stock than are held in the portfolio). A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the board of trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above.
     Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. These strategies may produce a considerably higher return than the Fund’s primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.
     The Fund will write (sell) put options on individual securities only if the put option is “covered.” A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Adviser, as described above, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Adviser, as described above.
     The Fund may sell put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
     Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Fund’s Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.
     It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.
Government Sponsored Investment Programs
     From time to time, the Fund may seek to invest in credit securities through one or more programs that may from time to time be sponsored, established or operated by the U.S. Department of the Treasury, the Board of Governors of the Federal Reserve System and other governmental agencies.

Derivative Transactions
     The Fund may, but is not required to, use various strategic transactions in swaps, futures, options and other derivative contracts in order to earn income, facilitate portfolio management and mitigate risks. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. In order to protect the soundness of derivative transactions and outstanding derivative positions, the Sub-Adviser generally requires derivative counterparties to have a minimum credit rating of A from Moody’s (or a comparable rating from another NRSRO) and monitors such rating on an ongoing basis. In addition, the Sub-Adviser seeks to allocate derivative transactions to limit exposure to any single counterparty. The Fund has not adopted a maximum percentage limit with respect to derivative investments. However, the maximum level of and types of derivative transactions used by the Fund will be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Investment Adviser and the Sub-Adviser regarding the Fund’s use of derivative instruments and the effect of derivative transactions on the management of the Fund’s portfolio and the performance of the Fund. For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies Derivative Instruments” in the Fund’s SAI.
Temporary Defensive Investments
     At any time when a temporary defensive posture is believed by the Investment Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During a temporary defensive period, the Fund may also invest in shares of money market mutual funds. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to the 1940 Act’s limitations on investments in other investment companies. See “Investment Restrictions” in the Fund’s SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See “Management of the Fund.” The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.
Certain Other Investment Practices
     When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
     Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1 / 3 % of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objective and Policies Loans of Portfolio Securities” in the Fund’s SAI.
     Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser or their affiliates.
     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. While there is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Sub-Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s cash available for distribution. The Sub-Adviser generally requires counterparties to reverse repurchase transactions to have a minimum credit rating of A from Moody’s (or a comparable rating from another NRSRO) and monitors such rating on an ongoing basis.
Portfolio Turnover
     The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). The Fund’s portfolio turnover rate may vary greatly from year to year. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. For the fiscal years ended May 31, 2016 and May 31, 2015, the Fund’s portfolio turnover rate was 116% and 86%, respectively.
Investment Restrictions
     The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class). See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.

USE OF FINANCIAL LEVERAGE
     The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”). The Fund’s total Financial Leverage may vary over time; however, the aggregate amount of Financial Leverage is not currently expected to exceed 33 1 / 3 % of the Fund’s Managed Assets after such issuance and/or borrowing; however, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. Any use of Financial Leverage must be approved by the Fund’s Board of Trustees. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.
     The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”) pursuant to which the Fund may borrow up to $80 million. As of May 31, 2016, outstanding Borrowings under the committed facility agreement were approximately $9.4 million, which represented approximately 2.1% of the Fund’s Managed Assets as of such date. In addition, as of May 31, 2016, the Fund had reverse repurchase agreements outstanding representing Financial Leverage equal to approximately 29% of the Fund’s Managed Assets. As of May 31, 2016, the Fund’s total Financial Leverage represented approximately 31.1% of the Fund’s Managed Assets.
Borrowing
     As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. The Fund may utilize Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings unless, immediately after the Borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300%, i.e., the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings, is at least 300% of such principal amount. In addition, other than with respect to privately arranged Borrowings, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.
     The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.
     Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
     The 1940 Act grants to the holders of senior securities representing indebtedness issued by the Fund, other than with respect to privately arranged Borrowings, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements under the 1940 Act could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.
     The Fund has entered into a committed facility agreement with BNP Paribas, dated as of November 20, 2008, and amended through the date hereof, pursuant to which the Fund may borrow up to $80 million. Interest payable by the Fund on Borrowings under the committed facility agreement is based on the three-month London Interbank Offered Rate (LIBOR) plus 85 basis points. An unused commitment fee of 0.75% may be charged on the difference between the maximum committed amount and the actual amount borrowed. The Fund’s Borrowings under the committed facility are collateralized by portfolio assets which are maintained by the Fund in a separate account with the Fund’s custodian for the benefit of the lender, which collateral exceeds the amount borrowed. Securities deposited in the collateral account may, subject to certain conditions, be rehypothecated by BNP Paribas up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right to recall rehypothecated securities on demand and such securities shall be returned to the collateral account within the ordinary settlement cycle. In the event a recalled security is not returned by the lender, the loan balance outstanding will be reduced by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNP Paribas in connection with the rehypothecation of portfolio securities. Rehypothecation of the Fund’s pledged portfolio securities entails risks, including the risk that the lender will be unable or unwilling to return rehypothecated securities which could result in, among other things, the Fund's inability to find suitable investments to replace the unreturned securities, thereby impairing the Fund's ability to achieve its investment objectives. In the event of a default by the Fund under the committed facility, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. The amounts drawn under the committed facility may vary over time and such amounts will be reported in the Fund’s audited and unaudited financial statements contained in the Fund’s annual and semi-annual reports to shareholders. On May 31, 2016, outstanding Borrowings under the committed facility agreement were approximately $9.4 million.
Reverse Repurchase Agreements and Dollar Roll Transactions
     Borrowings may be made by the Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
     Borrowings may be made by the Fund through dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.
     With respect to any reverse repurchase agreement, dollar roll or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.
     With respect to Financial Leverage incurred through investments in reverse repurchase agreements, dollar rolls and economically similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will not be limited by the 1940 Act. However, the Fund’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will be included when calculating the Fund’s Financial Leverage and therefore will be limited by the Fund’s maximum overall leverage levels approved by the Board of Trustees (currently 33 1 / 3 % of the Fund’s Managed Assets) and may be further limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.
Preferred Shares
      The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued. Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act. Although the Fund has no present intention to issue Preferred Shares, it may in the future utilize Preferred Shares to the maximum extent permitted by the 1940 Act. Under the 1940 Act, the Fund may not issue

Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). The Fund has no present intention to issue Preferred Shares. See “Description of Capital Structure-Preferred Shares.”
Certain Portfolio Transactions
     In addition the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.
Effects of Financial Leverage
     Assuming the Fund’s total Financial Leverage represented approximately 31.1% of the Fund’s Managed Assets (based on the Fund’s outstanding financial leverage as of May 31, 2016) and interest costs to the Fund at a combined average annual rate of 1.42% (based on the Fund’s average annual leverage costs for the fiscal year ended May 31, 2016) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.44% to cover such interest expense. Of course, these numbers are merely estimates used for illustration. The amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage will vary.
     The following table is furnished pursuant to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further assumes Financial Leverage representing approximately 31.1% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 1.42% with respect to such Financial Leverage.
Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	(15.16)%	(7.90)%	(0.64)%	6.62%	13.87%

     Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.
     During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Investment Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser and the Common Shareholders. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Investment Adviser and the Sub-Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s fees and expenses.
Interest Rate Transactions
     In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.
     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.
     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.
     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The Fund may choose or be required to redeem some or all Fund Preferred Shares or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.
RISKS
     Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.
Not a Complete Investment Program
     An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.
Investment and Market Risk
     An investment in Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Management Risk
     The Fund is subject to management risk because it has an actively managed portfolio. The Investment Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time.
Income Risk
     The income investors receive from the Fund is based primarily on the interest it earns from its investments in Income Securities, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund invests in floating-rate obligations.
Dividend Risk
     Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. The dividend income from the Fund’s investment in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities.
Income Securities Risk
     In addition to the risks discussed above, Income Securities, including high-yield bonds, are subject to certain risks, including:

     Issuer Risk. The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets.
     Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.
     Interest Rate Risk. Interest rate risk is the risk that Income Securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of Income Securities generally will fall. During periods of rising interest rates, the average life of certain types of Income Securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. Investments in Income Securities with long-term maturities may experience significant price declines if long-term interest rates increase. These risks may be greater in the current market environment because interest rates are near historically low levels. Prevailing interest rates may be adversely impacted by market and economic factors, including the potential impact of tapering of “quantitative easing” by the Federal Reserve Board. If interest rates rise the markets may experience increased volatility, which may adversely affect the value and/or liquidity of certain of the Fund’s investments. Increases in interest rates may adversely affect the Fund’s ability to achieve its investment objective.
     The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. The Fund’s use of leverage, as described below, will tend to increase common share interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of credit securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates. The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than fixed rate instruments, but generally will not increase in value if interest rates decline.
     Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund.
     Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
     Liquidity Risk. The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are otherwise illiquid, including certain high-yield bonds. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions.
     Valuation of Certain Income Securities Risk. The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures.

Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the net asset value of the Fund.
     Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.
Below-Investment Grade Securities Risk
     The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values, total return and yield for securities of below investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds. Securities of below investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by an NRSRO, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Structured Finance Investments Risk
     The Fund’s structured finance investments may include residential and commercial mortgage-related and other asset-backed securities issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.
     The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.
     The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.
     Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Mortgage-Backed Securities Risk
     Mortgage-backed securities represent an interest in a pool of mortgages. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of mortgage-backed securities may be substantially dependent on the servicing of the underlying pool of mortgages.
     When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.
     Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed securities’ total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.
     Mortgage-backed securities generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.
     Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, have shorter maturities than residential mortgage loans and provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.
     Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.
     Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any mortgage-backed securities owned by the Fund.
     The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.
     During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Asset-Backed Securities Risk
     In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” ABS are subject to additional risks. ABS involve certain risks in addition to those presented by mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. ABS do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors. For example, ABS can be collateralized with credit card and automobile receivables. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
     Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. In recent years, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.
     If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
ABS collateralized by other types of assets are subject to risks associated with the underlying collateral.
CLO, CDO and CBO Risk
     In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
     The credit quality of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., debt obligations) of CLOs, CDOs and CBOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of CLOs, CDOs and CBOs. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CLOs, CDOs and CBOs may impose eligibility criteria on the assets of the issuing SPV, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPV’s investment manager to maximize returns on the

CLOs, CDOs and CBOs. In addition, other parties involved in CLOs, CDOs and CBOs, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLOs, CDOs and CBOs. Furthermore, CLO, CDO and CBO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO, CDO or CBO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.
     Payments to holders of CLOs, CDOs and CBOs may be subject to deferral. If cashflows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, CDOs and CBOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.
     The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value, that is changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Finally, CLOs, CDOs and CBOs are limited recourse and may not be paid in full and may be subject to up to 100% loss.
     Section 13 of the Bank Holding Company Act of 1956, often referred to as the “Volcker Rule,” imposes restrictions on banking entities’ ability to sponsor or invest in certain CLOs, CDOs and CBOs. These restrictions may have an adverse effect on the CLO, CDO and CBO market generally, including the availability, liquidity and value of certain CLOs, CDOs and CBOs.
The Fund may invest in any portion of the capital structure of CLOs (including the subordinated or residual tranche). As a result, the CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.
CLO Subordinated Notes Risk. Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinated tranche is  junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions.  As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO. In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes.
The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. If a CLO breaches certain tests set forth in the CLO’s indenture, excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment. Accordingly, the subordinated tranche may not be paid in full and may be subject to up to 100% loss. At the time of issuance, the subordinated tranche of a CLO is typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets.
The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.
Subordinated notes are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Fund’s expectations.  Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Therefore Fund may be required to hold subordinated notes for an indefinite period of time or until their stated maturity. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.
Risks Associated with Risk-Linked Securities
     RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor — an insurer, reinsurer or corporation — to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.
Risks Associated with Structured Notes
     Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Senior Loans Risk
     The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade Income Securities, which may have fixed interest rates. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
     Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

     Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.
Second Lien Loans Risk
     Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.
Subordinated Secured Loans Risk
     Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the Borrower and therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the Borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.
Unsecured Loans Risk
     Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the Borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the Borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the Borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.
Loan Participations and Assignments Risk
     The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the Borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan. Lenders selling a participation and other persons interpositioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Unfunded Commitments Risk.  Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.
Mezzanine Investments Risk
     Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.
Distressed And Defaulted Securities Risk
     Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.
Convertible Securities Risk
     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all Income Securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on the basis of yield and maturity and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.
Preferred Stock Risks
     Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.
Foreign Securities Risk
     The Fund may invest in non-U.S. dollar-denominated Income Securities of foreign issuers. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund’s ability to invest in securities and obligations of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies.
Emerging Markets Risk
     The Fund may invest up to 10% of its total assets in Income Securities the issuers of which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and potential restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Foreign Currency Risk
     The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Finally, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s assets are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund currently intends to seek to hedge its exposures to foreign currencies but may, at the discretion of the Investment Adviser, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.
Sovereign Debt Risk
     Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.
UK Departure from EU Risk
     On Thursday June 23, 2016, voters in the United Kingdom referendum (the “Referendum”) on the question of whether to remain or leave the European Union (the “EU”) voted in a majority in favor of leaving the EU. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Trust. Due to the very recent occurrence of the Referendum, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. However, the Referendum has led to significant uncertainty in the business, legal and political environment.
     Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Trust), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.
Redenomination Risk
     The result of the Referendum and continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Common Equity Securities Risk
     The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. In addition, Common Equity Securities’ prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially. While broad market measures of Common Equity Securities have historically generated higher average returns than Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity

Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.
Risks Associated with the Fund’s Covered Call Option Strategy
     The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Fund to successfully implement its option strategy include the following:
     Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities used in connection with the Fund’s option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
     Risks Associated with Covered Call and Put Options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
     When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
     Exchange-Listed Option Risk. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
     The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
     OTC Option Risk. The Fund may write (sell) OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.
Risks of Real Property Asset Companies
 The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies.
     Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:
• declines in the value of real estate;
• general and local economic conditions;
• unavailability of mortgage funds;
• overbuilding;
• extended vacancies of properties;
• increased competition;
• increases in property taxes and operating expenses;
• changes in zoning laws;
• losses due to costs of cleaning up environmental problems and contamination;
• limitations on, or unavailability of, insurance on economic terms;
• liability to third parties for damages resulting from environmental problems;
• casualty or condemnation losses;
• limitations on rents;
• changes in neighborhood values and the appeal of properties to tenants;
• changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and
• changes in interest rates.
     National Resources and Commodities Risks. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with special risks, which include:
Supply and Demand Risk. A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources, basic materials or an associated company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources, basic materials or associated companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.
Depletion and Exploration Risk. Many energy, natural resources, basic materials and associated companies are engaged in the production of one or more physical commodities or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions or through long-term contracts to acquire reserves. The financial performance of energy, natural resources, basic materials and associated companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.
Operational and Geological Risk. Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.
Regulatory Risk. Energy, natural resources, basic materials and associated companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.
Commodity Pricing Risk. The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources, basic materials and associated companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation, the availability of local, intrastate and interstate transportation systems, governmental expropriation and political upheaval and conflicts. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources, basic materials and associated companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources, basic materials and associated companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Precious Metals Pricing Risk. The Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors beyond the Fund’s control including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Fund does not intend to hold physical precious metals.
Risks of Personal Property Asset Companies
     The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies. Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).
Special Situation Transportation Assets Risks. The risks of special situation transportation assets include:
Cyclicality of Supply and Demand for Transportation Assets Risk. The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors that are not under the Fund’s control, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints.
Risk of Decline in Value of Transportation Assets and Rental Values. In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets, and thus of the Personal Property Asset Companies in which the Fund invests, include: (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; and (vii) any renegotiation of a lease on less favorable terms.
Technological Risks. The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.
Risks Relating to Leases of Transportation Assets. Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in the Personal Property Asset Company owning such transportation asset. Personal Property Asset Companies will be subject to credit risk of the lessees’ ability to the provisions of the lease of the transportation asset. The Personal Property Asset Company will need to release or sell transportation assets as the current leases expire in order to continue to generate revenues. The ability to re-lease or sell transportation assets will depend on general market and competitive conditions. Some of the competitors of the Personal Property Asset Company may have greater access to financial resources and may have greater operational flexibility. If the Personal Property Asset Company is not able to re-lease a transportation asset, it may need to attempt to sell the aircraft to provide funds for its investors, including the Fund.
Collectible Assests Risks. The risks of collectible assets include:

Valuation of Collectible Assets Risk. The market for collectible assets as a financial investment is in the early stages of development. Collectible assets are typically bought and sold through auction houses, and estimates of prices of collectible assets at auction are imprecise. Accordingly, collectible assets are difficult to value.
Liquidity of Collectible Assets Risk. There are relatively few auction houses in comparison to brokers and dealers of traditional financial assets. The ability to sell collectible assets is dependent on the demand for particular classes of collectible assets, which demand has been volatile and erratic in the past. There is no assurance that collectible assets can be sold within a particular timeframe or at the price at which such collectible assets are valued, which may impair the ability of the Fund to realize full value of Personal Property Asset Companies in the event of the need to liquidate such assets.
Authenticity of Collectible Assets Risk. The value of collectible assets often depends on its rarity or scarcity, or of its attribution as the product of a particular artisan. Collectible Assets are subject to forgery and to the inabilities to assess the authenticity of the collectible asset, which may significantly impair the value of the collectible asset.
High Transaction and Related Costs Risk. Collectible assets are typically bought and sold through auction houses, which typically charge commissions to the purchaser and to the seller which may exceed 20% of the sale price of the collectible asset. In addition, holding collectible assets entails storage and insurance costs, which may be substantial.
Private Securities Risk
     The Income Securities and Common Equity Securities in which the Fund may invest include privately issued securities of both public and private companies. Private Securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain Private Securities may be illiquid. Because there is often no readily available trading market for Private Securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private Securities are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available. Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.
Investment Funds Risk
     As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Sub-Adviser will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.
Synthetic Investments Risk
     As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
     In the event the Fund seeks to participate in Investment Funds (including Private Investment Funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund. Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.
Inflation/Deflation Risk
     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Market Discount Risk
     The Fund’s Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The Fund’s Common Shares have recently traded at a premium to NAV per share, which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. The Fund’s NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.
     Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.
Dilution Risk
     The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See “Description of Capital Structure—Common Shares—Issuance of Additional Common Shares.”
Financial Leverage Risk
     Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.
     Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rates on any Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
     It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any Financial Leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
     Because the fees received by the Investment Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Investment Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser on the one hand and the Common Shareholders on the other. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Investment Adviser and the Sub-Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.
     The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See “Use of Financial Leverage—Interest Rate Transactions.”
     Borrowings may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
     Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
     The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of any such transaction obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transaction or otherwise cover such transaction in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.
     Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.
Derivative Transactions Risks
     The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives transactions involve risks. There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective. In connection with certain derivatives transactions, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. Segregating assets and covering positions will not limit or offset losses on related positions.
Swap Risk
      The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap.
     When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.
      The swap market has become more standardized in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, some swaps have become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. Swaps are subject to new federal legislation implemented through rulemaking by the SEC and the Commodity Futures Trading Commission. Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.
Counterparty Risk
     The Fund will be subject to credit risk with respect to the counterparties to financial instruments and derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral.
Portfolio Turnover Risk
     The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses. See “U.S. Federal Income Tax Considerations.”
U.S. Government Securities Risk
     U.S. Government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. In 2011, each of S&P, Moody’s and Fitch lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” Any further downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.
Legislation and Regulation Risk
     The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and regulation that has been enacted thereunder, is not yet certain and issuers of securities in which the Fund invests may also be affected in ways that are currently unknown and unforeseeable.
     On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of the Fund’s use of derivatives and reverse repurchase agreement transactions and impose additional compliance costs on the Fund, which could have an adverse impact on the Fund. Neither the Adviser nor the Sub-Adviser can predict the effects of these regulations on the Fund’s portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
     According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. A number of financial institutions have entered into settlements with their regulators and law enforcement agencies, and have been fined significant amounts, in connection with allegations of manipulation of LIBOR. Other proceedings and investigations by regulators and governmental authorities in various jurisdictions are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.
     At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.
Recent Market Developments Risk
     Global and domestic financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect issuers of securities owned by the Fund. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares.
     Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Fund’s portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
When-Issued and Delayed Delivery Transactions Risk
     Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Short Sales Risk
     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund.
Repurchase Agreement Risk
     A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

     The Fund may accept a wide variety of underlying securities as collateral for repurchase agreements entered into by the Fund. Rule 5b-3 under the 1940 Act, stipulates that if a repurchase agreement entered into by a fund is “collateralized fully,” the repurchase agreement is deemed a transaction in the underlying securities and not a separate security issued to the fund by the selling institution. In order for the repurchase agreement to qualify as “collateralized fully,” the collateral must consist solely of cash items, government securities, securities that are rated in the highest rating category by at least two NRSROs (or one NRSRO, if that is the only such NRSRO which has issued a rating on the security) or unrated securities which the Adviser deems to be of comparable quality. However, the Fund may accept collateral in respect of repurchase agreements which do not meet the above criteria, and in such event the repurchase agreement will not be considered “collateralized fully” for purposes of Rule 5b-3. Accepting collateral beyond the criteria of Rule 5b-3 exposes the Fund to two categories of risks. First, because the Fund’s repurchase agreements which are secured by such collateral are not “collateralized fully” under Rule 5b-3, the repurchase agreement is considered a separate security issued by the selling institution to the Fund. Accordingly, in addition to the risks of a default or bankruptcy of the selling institution, the Fund must include repurchase agreements that are not “collateralized fully” under Rule 5b-3 in its calculations of securities issued by the selling institution held by the Fund for purposes of various diversification and concentration requirements applicable to the Fund. In particular, to the extent a selling institution is a “securities related business” for purposes of Section 12(d)(3) of the 1940 Act and Rule 12d3-1 thereunder, the Fund would not be permitted to hold more than 5% of its total assets in securities issued by the selling institution, including repurchase agreements that are not “collateralized fully” under Rule 5b-3. While this limitation (as well as other applicable limitations arising under concentration and diversification requirements) limits the Fund’s exposure to each such selling institution, the Fund will be required to monitor its holdings of such securities and ensure that it complies with the applicable limitations. Second, the collateral underlying a repurchase agreement that is not “collateralized fully” under Rule 5b-3 may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a selling institution defaults and the Fund takes possession of such collateral, the Fund may need to promptly dispose of such collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the collateral). In cases of market turmoil (which may be associated with a default or bankruptcy of a selling institution), the Fund may have more difficulty than anticipated in selling such securities and/or in avoiding a loss on the sale of such securities. This risk may be more acute in the case of a selling institution’s insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of collateral received from the selling institution. The Adviser follows various procedures to monitor the liquidity and quality of any collateral received under a repurchase agreement (as well as the credit quality of each selling institution) designed to minimize these risks, but there can be no assurance that the procedures will be successful in doing so.
Securities Lending Risk
     The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.
Risk of Failure to Qualify as a RIC
     To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Potential Conflicts of Interest Risk
     The Adviser and its affiliates provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their interests or those of their clients may compete or conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 (the “Advisers Act”), the Adviser may have to allocate a limited investment opportunity among its clients. The Adviser and its affiliates have adopted policies and procedures designed to address such and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which the Adviser and its affiliates address such conflicts please see “Management of the Fund-Potential Conflicts of Interest” in the SAI.
Government Investment Programs Risks
     In response to the financial crises affecting the banking system and the financial markets, the United States government, the Treasury, the Board of Governors of the Federal Reserve System and other governmental and regulatory bodies may take action in an attempt to stabilize the financial markets. Such programs may be sponsored, established or operated by U.S. or non-U.S. governments from time to time. It is unclear what effect these programs, and their eventual termination, may have on the markets for credit securities in which the fund may invest over the near- and long-term. Such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.
     The Fund may seek to participate in such government programs from time to time. Participation in such programs may expose the Fund to additional risks and may limit the Fund’s ability to engage in certain of the investment strategies or transactions described in this Prospectus or in the SAI. There can be no assurance that the Fund will be able to participate in any such program.
Market Disruption and Geopolitical Risk
     Geopolitical events may contribute to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets. For example, instability in the Middle East and North Africa, terrorist attacks in the United States, Europe and around the world, Russia's annexation of Crimea and the resulting sanctions against Russia, ongoing tension between Russia and Ukraine, the political uncertainty and market turmoil in Greece and market volatility in China have recently had and may continue to have an adverse impact on global markets. The events occurring in one country or region may spread through, or otherwise affect, other countries and therefore adversely impact the Fund's investments in such countries and regions.
Technology Risk
     As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.
Anti-Takeover Provisions Risk
     The Fund’s Agreement and Declaration of Trust and Bylaws (collectively the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

MANAGEMENT OF THE FUND
Trustees and Officers
     The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
The Investment Adviser
     Guggenheim Funds Investment Advisors, LLC, a wholly-owned subsidiary of Guggenheim Partners, acts as the Fund’s Investment Adviser pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”). The Investment Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Investment Adviser is a Delaware limited liability company, with its principal offices located at 227 West Monroe Street, Chicago, Illinois 60606.
     Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundation insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $240 billion of assets as of June 30, 2016. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
     Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund, furnishes offices, necessary facilities and equipment on behalf of the Fund, oversees the activities of the Fund’s Sub-Adviser, provides personnel, including certain officers required for the Fund’s administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates.
     As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets (from which the Investment Adviser pays the Sub-Adviser’s fee as described under “—The Sub-Adviser” below). “Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.
     A discussion regarding the basis for the most recent approval of the Advisory Agreement by the Board of Trustees is available in the Fund’s annual report to shareholders for the period ending May 31, 2016.
     In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
The Sub-Adviser
     Guggenheim Partners Investment Management, LLC, a wholly-owned subsidiary of Guggenheim Partners, acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.
     Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund’s Board of Trustees, is responsible for the management of the Fund’s portfolio of securities and provides certain facilities and personnel related to such management. As compensation for the Sub-Adviser’s services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.
     A discussion regarding the basis for the most recent approval of the Sub-Advisory Agreement by the Board of Trustees is available in the Fund’s annual report to shareholders for the period ending May 31, 2016.

Portfolio Management
      The Sub-Adviser’s investment process is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund's investment objective and top-down sector allocations.
The Sub-Adviser’s personnel with responsibility for the day-to-day management of the Fund’s portfolio are:
     B. Scott Minerd, Chief Investment Officer and Chief Executive Officer. Since 2001, Mr. Minerd has served as Chief Investment Officer of the Sub-Adviser, guiding the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest-rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London-based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank and was a Certified Public Accountant working for Price Waterhouse. Mr. Minerd holds a BS degree in Economics from the Wharton School, University of Pennsylvania and has completed graduate work at both the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania.
     Anne Bookwalter Walsh, Assistant Chief Investment Officer and Senior Managing Director. Ms. Walsh joined Guggenheim Partners and the Sub-Adviser in 2007. As a senior member of the Sub-Adviser’s Portfolio Construction Group, she will assist with the development of the Fund’s asset allocation strategies. Prior to joining Guggenheim Partners, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Prior to that role, Ms. Walsh served as Vice President and Senior Investment Consultant for Zurich Scudder Investments. Earlier, she held roles at Lincoln Investment Management and American Bankers Insurance Group. Ms. Walsh received her BSBA and MBA from Auburn University and her JD from the University of Miami School of Law. She is a CFA Charter holder, a Fellow of the Life Management Institute and a member of the CFA Institute.
     James Michal, Senior Managing Director. Mr. Michal joined Guggenheim in 2008. He is dedicated to portfolio management for Guggenheim’s Total Return mandates. Mr. Michal is responsible for implementing macro and micro investment themes of the Chief Investment Officers, coordinating with sector heads and traders to determine credit trends and relative value, and for the day-to-day risk monitoring of the assets. Prior to joining Guggenheim, he was an Associate in Wachovia’s structured finance division. He focused on origination, marketing, structuring and execution of collateralized loan obligations for two years. Mr. Michal successfully contributed to a total of 11 completed transactions raising approximately $4.3 billion of capital. Prior to his time in structured credit products, he was an analyst in Wachovia’s corporate credit division focusing on portfolio management and loan syndications. Over two years, Mr. Michal underwrote a total of 12 syndicated transactions and managed the loan portfolio risk in the Integrated Electric Utility, Midstream Pipeline and Propane sectors. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University.
     The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
NET ASSET VALUE
     The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day on which there is a regular trading session on the NYSE. Information that becomes known to the Fund or its agent after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined net asset value.
     The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, on the basis of broker quotations. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.
     The Fund values exchange-traded options and other exchange-traded derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded.
     The Fund’s securities that are traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.
      The Fund may utilize independent pricing services or bid quotations provided by dealers to value certain of its securities at their market value. The Fund typically uses independent pricing services to value credit securities, including CLOs and certain other structured finance securities, held by the Fund at their market value. The Fund periodically verifies valuations provided by independent pricing services. If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. For certain credit securities, including CLOs and certain other structured finance securities, fair valuations may include input from the Sub-Adviser utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. The Fund may also use third party service providers to model certain securities including CLOs and certain other structured finance securities, using cash flow models to determine fair market value. While the Fund’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.
     Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, provided such amount approximates market value.
     The Fund values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees. Accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.
DISTRIBUTIONS
     The Fund intends to pay substantially all of its net investment income, if any, to Common Shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, ordinary income, short-term capital gain and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of a capital asset held longer than one year). To the extent the Fund receives dividends with respect to its investments in Common Equity Securities that consist of qualified dividend income (income from domestic and certain foreign corporations), a portion of the Fund’s distributions to its Common Shareholders may consist of qualified dividend income. Qualified dividend income and long-term capital gains of certain non-corporate U.S. Common Shareholders (including individuals) will be taxable at reduced maximum rates. The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains. In certain circumstances, the Fund may elect to retain income or capital gain and pay income or excise tax on such undistributed amount, to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the best interest of shareholders to do so.
     Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.
     The Fund expects that over time it will distribute all of its investment company taxable income. The investment company taxable income of the Fund will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain and income from certain hedging and interest rate transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.
     To permit the Fund to maintain more stable monthly distributions, the Fund may distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.
     If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See “Dividend Reinvestment Plan.”
DIVIDEND REINVESTMENT PLAN
     Under the Fund’s Dividend Reinvestment Plan, a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Inc. as dividend disbursing agent.
     Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.
     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant.
     In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
     The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at: (866) 488-3559.
DESCRIPTION OF CAPITAL STRUCTURE
     The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.
Common Shares
     The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of November 13, 2006. Pursuant to the Fund’s Agreement and Declaration of Trust, dated as of November 13, 2006, and as amended through the date hereof, the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.
  Listing and Symbol. The Fund’s Common Shares are listed on the NYSE under the symbol “GOF.”
     Voting Rights. Until any Preferred Shares are issued, holders of the Common Shares will vote as a single class to elect the Fund’s Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote by the Fund’s shareholders. If Preferred Shares are issued, holders of Preferred Shares will have a right to elect two of the Fund’s Trustees, and will have certain other voting rights. See “Anti-Takeover Provisions in the Fund’s Governing Documents.”

     Issuance of Additional Common Shares. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the NAV of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current NAV, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below NAV will be disclosed in the Prospectus Supplement relating to any such offering of Common Shares at a price below NAV. Until such consent of Common Shareholders, if any, is obtained, the Fund may not sell Common Shares at a price below NAV. Because the Fund’s advisory fee and sub-advisory fee are based upon average Managed Assets, the Investment Adviser’s and the Sub-Adviser’s interests in recommending the issuance and sale of Common Shares at a price below NAV may conflict with the interests of the Fund and its Common Shareholders.
Borrowings
     The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.
     Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See “Use of Financial Leverage” and “Risks—Financial Leverage Risk.”
     Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.
     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.
Preferred Shares
     The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets).Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares. If the Fund issues and has preferred shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. Issuance of preferred shares would constitute financial leverage and would entail special risks to the Common Shareholders. The Fund has no present intention to issue preferred shares.

Capitalization
 The following table provides information about the outstanding securities of the Fund as of May 31, 2016:
	Amount	Amount Held by the
Title of Class	Authorized	Fund or for its Account	Amount Outstanding

Common shares of
beneficial interest, par
value $0.01 per share	Unlimited	—	17,729,262

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS
     The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees is divided into two classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a two-year term. This provision could delay for up to one year the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.
     In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.
The 5% holder transactions subject to these special approval requirements are:
• the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;
• the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);
• the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or
• the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
     To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.
     To liquidate the Fund, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.
     For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Fund’s Agreement and Declaration of Trust on file with the SEC for the full text of these provisions. See “Additional Information.”
CLOSED-END FUND STRUCTURE
     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.
     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
Repurchase of Common Shares
     The Board of Trustees will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.
Conversion to Open-End Fund
     To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.
     In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investments). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
     The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
Taxation of the Fund
     The Fund has elected and intends to continue to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet certain income, asset diversification and distribution requirements.
(i)
The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

(ii)
The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more

“qualified publicly traded partnerships” (as defined in the Code).

(iii)
The Fund must distribute in each taxable year at least 90% of its investment company taxable income (generally, its ordinary income and the excess of any net short-term capital gain over net long-term capital loss).

     As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net realized capital gains. The Fund intends to distribute substantially all of its investment company taxable income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.
     The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by the amount of undistributed capital gain included in such Common Shareholder’s gross income net of the tax deemed paid by the shareholder under clause (ii).
     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC (which may adversely affect the net after-tax return to the Fund).
     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends, however, would generally be eligible (i) to be treated as qualified dividend income in the case of certain non-corporate U.S. Common Shareholders (including individuals) and (ii) for the dividends-received deduction in the case of U.S. Common Shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
Taxation of Common Shareholders
     Distributions. Distributions paid to you by the Fund from its net capital gain, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.
     In the case of corporate shareholders, properly reported ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. If you are a non-corporate shareholder (including a shareholder who is an individual), any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at reduced maximum rates to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so reported by the Fund as qualified dividend income. Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income.
     Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.
     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
     Sale of Common Shares. The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.
     Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at reduced maximum rates.
     Backup Withholding. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

PLAN OF DISTRIBUTION
     The Fund may sell up to $125,000,000 in aggregate initial offering price of Common Shares from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Plan. Each Prospectus Supplement relating to an offering of Common Shares will state the terms of the offering, including:
• the names of any agents, underwriters or dealers;
• any sales loads or other items constituting underwriters’ compensation;
• any discounts, commissions, or fees allowed or paid to dealers or agents;
• the public offering or purchase price of the offered Common Shares and the net proceeds the Fund will receive from the sale; and
• any securities exchange on which the offered Common Shares may be listed.
Direct Sales
     The Fund may sell Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.
By Agents
     The Fund may offer Common Shares through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.
By Underwriters
     The Fund may offer and sell Common Shares from time to time to one or more underwriters who would purchase the Common Shares as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Common Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Common Shares for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Common Shares unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Common Shares, they will be required to purchase all of the offered Common Shares. The underwriters may sell the offered Common Shares to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
     If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers
     The Fund may offer and sell Common Shares from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Common Shares to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.
General Information
     Agents, underwriters, or dealers participating in an offering of Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Common Shares for whom they act as agent, may be deemed to be underwriting discounts and commissions under the Securties Act.
     The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.
     To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
• An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.
• An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.
• Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other securities in the open market in order to reduce a short position created in connection with the offering.
• The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.
     Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
     Any underwriters to whom the offered Common Shares are sold for offering and sale may make a market in the offered Common Shares, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Common Shares.
     Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make.
     The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.
     Pursuant to a requirement of the Financial Industry Regulatory Authority, Inc., or FINRA, the maximum compensation to be received by any FINRA member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act.
     The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Common Shares not yet issued as of the date of this Prospectus.
     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
     A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Common Shares for sale to their online brokerage account holders. Such allocations of Common Shares for internet distributions will be made on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.
Dividend Reinvestment Plan
 The Fund may issue and sell Common Shares pursuant to the Plan.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
     The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. The Bank of New York Mellon is located at 101 Barclay Street, New York, New York 10286.
     Computershare Inc. serves as the Fund’s dividend disbursing agent, transfer agent and registrar for the Common Shares of the Fund. Computershare Inc. is located at 250 Royall Street, Canton, MA 02021. Computershare Trust Company, N.A. serves as Plan Agent under the Fund’s Dividend Reinvestment Plan.
      MUFG Investor Services (US) LLC (formerly Rydex Fund Services, LLC) ("MUFG"), serves as administrator to the Fund. Pursuant to an administration agreement, MUFG is responsible for providing administrative services to the Fund. For the services, the Fund pays MUFG a fee, accrued daily and paid monthly, at the annual rate equal to 0.0275% of the first $200 million in average daily Managed Assets, 0.0200% of the next $300 million in average daily Managed Assets, $0.0150% of the next $500 million in average daily Managed Assets, and 0.0100% of average daily Managed Assets above $1 billion.
     MUFG also serves as fund accounting agent to the Fund. Pursuant to a fund accounting agreement, Rydex Fund Services, LLC performs certain accounting services. For the services, the Fund pays MUFG a fee, accrued daily and paid monthly, at the annual rate equal to 0.0300% of the first $200 million in average daily Managed Assets, 0.0150% of the next $300 million in average daily Managed Assets, 0.0100% of the next $500 million in average daily Managed Assets, and 0.0075% of average daily Managed Assets above $1 billion, subject to a minimum fee of $50,000 per year, and reimburses MUFG for certain out-of-pocket expenses.
    Prior to October 4, 2016, MUFG (formerly RFS) was an affiliate of the Adviser. On October 4, 2016, Guggenheim completed a sale of RFS to MUFG, the global asset servicing group of Mitsubishi UFJ Financial Group and Rydex Fund Services, LLC was renamed MUFG Investor Services (US) LLC.
LEGAL MATTERS
     Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York (“Skadden”), as special counsel to the Fund in connection with the offering of the Common Shares. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters of such offering, that counsel will be named in the Prospectus Supplement related to that offering.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION
     This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC web site (http://www.sec.gov).
PRIVACY PRINCIPLES OF THE FUND
     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

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$125,000,000
Guggenheim Strategic Opportunities Fund
Common Shares

PROSPECTUS

, 2016

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated October 14, 2016
Guggenheim Strategic Opportunities Fund
__________________________
Statement of Additional Information
 Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior equity securities selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. There can be no assurance that the Fund’s investment objective will be achieved.
 This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated                 , 2016 (the “Prospectus”), and any related supplement to the Prospectus (each a “Prospectus Supplement”). Investors should obtain and read the Prospectus and any related Prospectus Supplement prior to purchasing Common Shares. A copy of the Prospectus and any related Prospectus Supplement may be obtained without charge, by calling the Fund at (800) 345-7999.
 The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

Statement of Additional Information dated , 2016.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THE FUND
 The Fund is a diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund’s currently outstanding common shares of beneficial interest, par value $0.01 (the “Common Shares”), are, and the Common Shares offered in the Prospectus will be, listed on the New York Stock Exchange (the “NYSE”), under the symbol “GOF.”
INVESTMENT OBJECTIVE AND POLICIES
Additional Investment Policies
  The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.
 Mortgage-Related Securities. Mortgage-related securities include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-related securities include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), including residual interests, issued by governmental entities and private issuers, including subordinated mortgage-related securities. The Fund may invest in sub-prime mortgages or mortgage-related securities that are backed by sub-prime mortgages. Certain mortgage-related securities that the Fund may invest in are described below.
 Residential Mortgage-Backed Securities. RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans. Commercial Mortgage-Backed Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.
 The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a

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substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior mortgage-related securities.
 Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.
 Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a privately owned government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.
 Private Entity Securities. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by nongovernmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.
 Collateralized Mortgage Obligations. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae or Freddie Mac passthrough certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgagerelated securities or (e) any combination thereof. Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple

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of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.
 Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
 Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to ortgage-backed securities, including prepayment risk.
 Mortgage REITs. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers. Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region. Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions. Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
 Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
 Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or

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novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC. As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as “Ba” or lower by Moody’s or “BB” or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Adviser. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed-income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (“LIBOR”). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.
 Mezzanine Investments. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.
 In connection with its purchase of Mezzanine Investments, the Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
 Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the

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Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
 Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.
 Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund’s portfolio.
Derivative Instruments
 Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.
 The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Sub-Adviser generally requires counterparties to have a minimum credit rating of A from Moody’s Investors Service (or comparable rating from another rating agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

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Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).
Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).
Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.
 The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
 Futures and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities and securities indices. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund’s use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.
 Exchange Traded and Over-The-Counter Options. The Fund may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund’s use of options will be successful.
 Options. The Fund may purchase or sell (i.e., write) options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets.
 A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to

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deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price. The seller of the put option has the obligation to buy the underlying security or currency upon exercise at the exercise price.
 In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser (in accordance with procedures established by the board of trustees of the Fund (the “Board of Trustees” or the “Board”)) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above. A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Investment Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above.
 If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.
 The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
 An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.
 Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities

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index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
 The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.
 Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.
 A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.
 No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.
 An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.
 Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.
 In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund

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to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).
 The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
 The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.
 Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.
 Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.
 Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

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Additional Risks Relating to Derivative Instruments
 Legislation and Regulation Risk. Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has changed the way in which derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that implementation of these measures or any future measures could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.
 Amended Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Adviser to claim this exclusion with respect to the Fund, the Fund will limit its transactions in futures, options on futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Adviser was unable to claim the exclusion with respect to the Fund, the Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses.
 Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
 There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
 The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of

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the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
 The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
 To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
 To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
 Call Option Writing Risks. To the extent that the Fund writes covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
 Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be

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required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
 Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
 Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.
 Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.
 Segregation and Cover Requirements. Futures contracts, swaps, caps, floors and collars, options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.
Loans of Portfolio Securities
 Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.
 A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is

S–13

required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.
INVESTMENT RESTRICTIONS
 The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:
 1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.
 2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
 3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.
 4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.
 5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
 6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.
 The Fund is a diversified, closed-end management investment company and will not invest in a manner inconsistent with its classification as a “diversified company” as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief applicable to the Fund from provisions of the 1940 Act. Under the 1940 Act, a “diversified company” may not with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer. The Fund’s classification as a diversified management investment company

S–14

cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class.
 For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.

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MANAGEMENT OF THE FUND
Board of Trustees
 Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser and the Sub-Adviser.
 The Trustees are divided into two classes. Trustees serve until their successors have been duly elected. The following is a list of the names, business addresses, dates of birth, present positions with the Fund, length of time served with the Fund, principal occupations during the past five years and other directorships held by each Trustee.
		Term of		Number of
	Position(s)	Office(2) and	Principal	Portfolios
Name,	Held	Length of	Occupation(s)	in Fund
Business Address(1)	with the	Time	During Past Five	Complex(3)	Other Directorships
and Year of Birth	Fund	Served	Years	Overseen	Held by Trustee
INDEPENDENT TRUSTEES:
Randall C. Barnes	Trustee	Trustee since	Current: Private Investor	101	Current: Trustee, Purpose
Year of Birth: 1951		2006	(2001-present).		Investment Funds
					(2014-present).
			Former: Senior Vice President
			and Treasurer, PepsiCo, Inc.
			(1993-1997); President, Pizza
			Hut International (1991-1993);
			Senior Vice President,
			Strategic Planning and New
			Business Development,
			PepsiCo, Inc. (1987-1990).
Donald A. Chubb, Jr.	Trustee	Since 2014	Current: Business broker and	97	Current: Midland Care,
Year of Birth: 1946			manager of commercial real		Inc. (2011-present).
			estate, Griffith & Blair, Inc.
			(1997-present).
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn	97	Current: Westar Energy,
Year of Birth: 1946			University (1999-present).		Inc. (2004-present);
					CoreFirst Bank & Trust
					(2000-present).
Roman Friedrich III	Trustee and	Trustee since	Current: Founder and	97	Current: Zincore Metals,
Year of Birth: 1946	Chairman	2010	Managing Partner, Roman		Inc. (2009-present).
	of the		Friedrich & Company
	Contracts		(1998-present).
	Review
	Committee		Former: Senior Managing		Former: Axiom Gold and
			Director, MLV & Co. LLC		Silver Corp. (2011-2012).
			(2010-2011).
Robert B. Karn III	Trustee and	Trustee since	Current: Consultant (1998-	97	Current: Peabody Energy
Year of Birth: 1942	Chairman of	2010	present).		Company (2003-present);
	the Audit				GP Natural Resource
	Committee		Former: Arthur Andersen		Partners, LLC
			(1965-1997) and Managing		(2002-present).
			Partner, Financial and Economic
			Consulting, St. Louis office
			(1987-1997).

S–16

		Term of		Number of
	Position(s)	Office(2) and	Principal	Portfolios
Name,	Held	Length of	Occupation(s)	in Fund
Business Address(1)	with the	Time	During Past Five	Complex(3)	Other Directorships
and Year of Birth	Fund	Served	Years	Overseen	Held by Trustee
Ronald A. Nyberg	Trustee and	Trustee since	Current: Partner, Momkus	103	Current: Edward-Elmhurst
Year of Birth: 1953	Chairman	2006	McCluskey Roberts, LLC		Healthcare System
	of the		(2016-present).		(2012-present).
Nominating
	and		Former: Partner, Nyberg &
	Governance		Cassioppi, LLC, a law firm
	Committee		specializing in corporate law,
estate planning and business
transactions (2000-2016);
Executive Vice President,
General Counsel, and
Corporate Secretary, Van
Kampen Investments (1982-1999)

Maynard F. Oliverius	Trustee	Since 2014	Current: Retired	97	Current: Fort Hays State
Year of Birth: 1943					University Foundation
			Former: President and CEO,		(1999-present); Stormont-
			Stormont-Vail HealthCare		Vail Foundation (2013-
			(1996-2012).		present); University of
Minnesota MHA Alumni
Philanthropy Committee
(2009-present).

Former: Topeka
Community Foundation
(2009-2014).

Ronald E. Toupin Jr.	Trustee and	Trustee since	Current: Portfolio Consultant	100	Former: Bennett Group of
Year of birth: 1958	Chairman	2006	(2010-present).		Funds (2011-2013).
of the Board
Former: Vice President,
Manager and Portfolio
Manager, Nuveen Asset
Management (1998-1999);
Vice President, Nuveen
Investment Advisory Corp.
(1992-1999); Vice President
and Manager, Nuveen Unit
Investment Trusts (1991-1999);
and Assistant Vice President
and Portfolio Manager, Nuveen
Unit Investment Trusts
(1988-1999), each of John
Nuveen & Co., Inc. (1982-1999).

INTERESTED TRUSTEE:
Donald C.	President,	Trustee and	Current: President and CEO,	232	Current: Clear Spring Life
Cacciapaglia*	Chief	Officer	certain other funds in the		Insurance Company (2015-
Year of Birth: 1951	Executive	since 2012	Fund Complex (2012-present);		present); Guggenheim
	Officer and		Vice Chairman, Guggenheim		Partners Japan, Ltd. (2014-
	Trustee		Investments (2010-present).		present); Guggenheim Life
and Annuity Company
			Former: Chairman and CEO,		(2011-present); Paragon
			Channel Capital Group, Inc.		Life Insurance Company
			(2002-2010).		of Indiana (2011-present).

S–17

*	Mr. Cacciapaglia is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the
Fund’s Investment Adviser and/or parent of the Investment Adviser.
(1)	The business address of each Trustee of the Fund is 227 West Monroe Street, Chicago, Illinois 60606.
(2)	Each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he serves.
• Messrs. Barnes, Chubb, Friedrich and Cacciapaglia are the Class I Trustees. It is currently anticipated that the Class I
Trustees will next stand for election at the Fund’s annual meeting of Shareholders for the Fund’s fiscal year ending
May 31, 2018.
• Dr. Farley and Messrs. Karn, Nyberg, Oliverius and Toupin are the Class II Trustees. It is currently anticipated that the
Class II Trustees will next stand for election at the Fund’s annual meeting of Shareholders for the Fund’s fiscal year ending May 31, 2017.
(3)	As of the date of this SAI, the “Fund Complex” consists of 14 closed-end funds, including the Fund, 67 exchange-traded funds and 156 open-end funds. The Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Fund Complex is overseen by multiple boards of trustees.

Trustee Qualifications
 The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for each Independent Trustee (as defined below), a demonstrated willingness to take an independent and questioning view of management.
 The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.
 Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

 Donald C. Cacciapaglia. Mr. Cacciapaglia has served as a trustee of certain funds in the Fund Complex since 2012. Mr. Cacciapaglia has over 25 years of experience in the financial industry and has gained experience in financial, regulatory, distribution and investment matters.

  Donald A. Chubb, Jr. Mr. Chubb has served as a trustee of certain funds in the Fund Complex since 1994. Through his service as a Trustee of the Fund and other funds in the Fund Complex, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.

 Dr. Jerry B. Farley. Dr. Farley has served as a trustee of certain funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at education institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Fund and other funds in the Fund Complex and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters.

 Roman Friedrich III. Mr. Friedrich has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Fund, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

S–18

Robert B. Karn III. Mr. Karn has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund and other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Fund, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.

Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and other funds in the Fund Complex, his professional training and experience as an attorney and partner of a law firm, Momkus McCluskey Roberts, LLC, and his prior employment experience, including Partner of Nyberg & Cassioppi, LLC and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Maynard F. Oliverius. Mr. Oliverius has served as a trustee of certain funds in the Fund Complex since 1998. Through his service as a Trustee of the Fund and of other funds in the Fund Complex and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.

Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and other funds in the Fund Complex, as well as the Independent Chairman of the Board of the Fund, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also has considerable familiarity with the Adviser and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund and/or other Funds in the Fund Complex, or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the parent of the Adviser. The Board annually conducts as “self-assessment” wherein the effectiveness of the Board is reviewed.
Executive Officers
The following information relates to the executive officers of the Fund who are not Trustees. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of the Investment Adviser, the Sub-Adviser or affiliates of the Investment Adviser or the Sub-Adviser and may receive compensation in such capacities.
Name, Business		Term of Office(2) and
Address(1) and	Position(s) held	Length of Time	Principal Occupation
Year of Birth	with the Trust	Served	During the Past Five Years

Amy J. Lee	Chief Legal Officer	Since 2012	Senior Managing Director, Guggenheim
Year of Birth: 1969			Investments (2012-present); Senior Vice
President and Secretary, Security Investors, LLC
(2010-present); Secretary and Chief Compliance
Officer, Security Distributors, Inc. (1987-2012);
Vice President, Associate General Counsel and
Assistant Secretary, Security Benefit Life
Insurance Company and Security Benefit
Corporation (1987-2012); Vice President and
Secretary, Rydex Series Funds, Rydex ETF Trust,
Rydex Dynamic Funds, and Rydex Variable Trust
(2008-present); Chief Legal Officer of certain
funds in the Guggenheim Funds Complex
(2012-present).

S–19

Name, Business		Term of Office(2) and
Address(1) and	Position(s) held	Length of Time	Principal Occupation
Year of Birth	with the Trust	Served	During the Past Five Years

John L. Sullivan	Chief Financial	Since 2010	Senior Managing Director of Guggenheim
Year of birth: 1955	Officer, Chief		Funds Investment Advisors, LLC and
	Accounting Officer		Guggenheim Funds Distributors, LLC
	and Treasurer		(2010-present); Chief Financial Officer,
Chief Accounting Officer and Treasurer of
certain funds in the Fund Complex (2010-
present) Formerly, Chief Compliance
Officer, Van Kampen Funds (2004-2010);
Head of Fund Accounting, Morgan
Stanley Investment Management (2002-
2004); Chief Financial Officer and
Treasurer, Van Kampen Funds (1996-
2004).

Joanna Catalucci	Chief Compliance	Since 2012	Chief Compliance Officer of certain funds
Year of birth: 1966	Officer		in the Fund Complex (2012-present);
Senior Managing Director of Compliance
and Fund Board Relations, Guggenheim
Investments (2012-present). Formerly,
Chief Compliance Officer and Secretary,
SBL Fund, Security Equity Fund,
Security Income Fund, Security Large
Cap Value Fund and Security Mid Cap
Growth Fund (2008- 2012); Vice
President, Rydex Holdings, LLC (2009-
2012); Vice President, Security Benefit
Asset Management Holdings, LLC (2009-
2012); and Senior Vice President and
Chief Compliance Officer, Security
Investors, LLC (2010-2012); Senior Vice
President, Security Global Investors,
LLC, (2010-2011); Chief Compliance
Officer and Senior Vice President Rydex
Advisors, LLC (f/k/a PADCO Advisors,
Inc.) and Rydex Advisors II, LLC (f/k/a
PADCO Advisors II, Inc.), (2010-2011);
Chief Compliance Officer Rydex Capital
Partners I, LLC & Rydex Capital Partners
II, LLC, (2006-2007); and Vice President
Rydex Fund Services, LLC (f/k/a Rydex
Fund Services, Inc.) (2001-2006).

William H. Belden, III	Vice President	Since 2014	Managing Director, Guggenheim Funds
Year of Birth: 1965			Investment Advisors, LLC (2005-present).
Formerly, Vice President of Management,
Northern Trust Global Investments (1999-
2005).

Bryan Stone	Vice President	Since 2014	Vice President, certain other funds in the
Year of Birth: 1979			Fund Complex (April 2014-present);
Director, Guggenheim Investments (2013-
present). Formerly, Senior Vice President,
Neuberger Berman Group LLC (2009-
2013); Vice President, Morgan Stanley
(2002-2009).

S–20

Name, Business		Term of Office(2) and
Address(1) and	Position(s) held	Length of Time	Principal Occupation
Year of Birth	with the Trust	Served	During the Past Five Years

Mark E. Mathiasen	Secretary	Since 2007	Managing Director of Guggenheim
Year of birth: 1978			Investments (2007- present); Secretary of
certain funds in the Fund Complex.

Michael P. Megaris	Assistant Secretary	Since 2014	Assistant Secretary, certain other funds in
Year of Birth: 1984			the Fund Complex (April 2014-present);
Vice President, Guggenheim
Investments (2012-present). J.D.,
University of Kansas School of Law
(2009-2012).

Joseph M. Arruda	Assistant Secretary	Since 2014	Assistant Treasurer, certain other funds in
Year of Birth: 1966			the Fund Complex (2006-present); Vice
President, Security Investors, LLC (2010-
present); CFO and Manager, Guggenheim
Specialized Products, LLC (2009-
present). Formerly, Vice President,
Security Global Investors, LLC (2010-
2011); Vice President, Rydex Advisors,
LLC (2010); Vice President, Rydex
Advisors II, LLC (2010).

James M. Howley	Assistant Treasurer	Since 2007	Director, Fund Administration (2004-
Year of birth: 1972			present) of Guggenheim Funds
Investment Advisors, LLC and
Guggenheim Funds Distributors, Inc.;
Assistant Treasurer of certain funds in
the Fund Complex (2004- present).
Formerly, Manager of Mutual Fund
Administration, Van Kampen Investments,
Inc. (2000-2004).

Kimberly Scott	Assistant Treasurer	Since 2012	Vice President, Fund Administration of
Year of birth: 1974			Guggenheim Funds Investment Advisors,
LLC (2012-present); Assistant Treasurer
of certain funds in the Fund Complex.
Formerly, Financial Reporting Manager
for Invesco, Ltd. (2010-2011); Vice
President and Assistant Treasurer (2009-
2010), Manager (2005- 2009), Mutual
Fund Administration for Van Kampen
Investments, Inc. (f/k/a Morgan Stanley
Investment Management).

Adam Nelson	Assistant Treasurer	Since 2015	Vice President, Guggenheim Investments
Year of birth: 1979			(2015-present); Assistant Treasurer,
certain other funds in the Fund Complex
(2015-present). Formerly, Assistant Vice
President and Fund Administration
Director, State Street Corporation (2013-
2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund
Administration Manager, State Street
(2009-2011).

S–21

Name, Business		Term of Office(2) and
Address(1) and	Position(s) held	Length of Time	Principal Occupation
Year of Birth	with the Trust	Served	During the Past Five Years

Glen McWhinnie	Assistant Treasurer	Since 2016	Vice President, Guggenheim Investments
Year of birth: 1969			(2009-present); Assistant Treasurer,
certain other funds in the Fund Complex
(2016-present). Formerly, Tax
Compliance Manager, Ernst & Young
LLP (1996-2009).

Keith Kemp Year of birth: 1960	Assistant Treasurer	Since 2016	Managing Director of Transparent Value,
LLC (2015-present); Managing Director of
Guggenheim Investments (2015-present).
Formerly, Director, Transparent Value, LLC
(2010-2015); Director, Guggenheim
Investments (2010-2015); Chief Operating
Officer, Macquarie Capital Investment
Management (2007-2009).

(1)	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
(2)	Each officer serves at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

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Board Leadership Structure
 The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Investment Adviser, the Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of nine Trustees, eight of whom (including the chairperson) are classified under the 1940 Act as “non-interested” persons of the Fund (“Independent Trustees”) and one of whom is classified as an interested person of the Fund (“Interested Trustee”). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
 The Board has appointed an Independent Trustee, Mr. Toupin, as chairperson of the Board (the “Independent Chairperson”), who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. The Board has established three standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.
Board Committees
 Executive Committee. Messrs. Nyberg and Toupin, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.
 Audit Committee. The Board has an Audit Committee, composed of Dr. Farley and Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin. Mr. Karn serves as chairperson of the Audit Committee. In addition to being “Independent Trustees” (defined for purposes herein as Trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the NYSE listing standards), each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting the Fund’s independent registered public accounting firm and reviewing accounting matters with the Fund’s independent registered public accounting firm.
 Nominating and Governance Committee. The Board has a Nominating and Governance Committee, composed of Dr. Farley and Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin, each of whom is an Independent Trustee. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee.
 As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the procedures for shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Fund’s Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606.
 Contracts Review Committee. The Board has a Contracts Review Committee composed of Dr. Farley and Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin, each of whom is an Independent Trustee. Mr. Friedrich serves as chairperson of the Contracts Review Committee. The Contracts Review Committee oversees the contract review process, including review of the Fund’s advisory agreements and other contracts with affiliated service providers.

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 Board and Committee Meetings. During the Fund’s fiscal year ended May 31, 2016, the Board held seven meetings, the Fund’s Audit Committee held six meetings, the Fund’s Nominating and Governance Committee held six meetings and the Fund’s Contracts Review Committee held two meetings.

Board’s Role in Risk Oversight
 Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, the Investment Adviser, the Sub-Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
 The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Investment Adviser and Sub-Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Investment Adviser and Sub-Adviser personnel and has approved fair valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires the Investment Adviser and Sub-Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.
Trustee Compensation
The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Investment Adviser, Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board, if any. The following table provides information regarding the compensation of the Fund’s Trustees for the Fund’s fiscal year ended May 31, 2016.
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	Aggregate	Pension or Retirement		Total Compensation
	Estimated	Benefits Accrued	Estimated Annual	from the Fund and
	Compensation	as Part of	Benefits Upon	Fund Complex
Name(1)	from the Fund	Fund Expenses(2)	Retirement(2)	Paid to Trustee(3)(4)
Independent Trustees:
Randall C. Barnes	$13,398	None	None	$325,000
Donald A. Chubb, Jr.	$13,489	None	None	$234,500
Dr. Jerry B. Farley	$13,489	None	None	$234,500
Roman Friedrich III	$13,743	None	None	$239,000
Robert B. Karn III	$13,743	None	None	$239,000
Ronald A. Nyberg	$13,743	None	None	$400,500
Maynard F. Oliverius	$13,489	None	None	$234,500
Ronald E. Toupin, Jr.	$15,700	None	None	$355,000

(1)	Trustees not entitled to compensation are not included in the table.

(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

(3)	As of the date of this SAI, the “Fund Complex” consists of 14 closed-end funds, including the Fund, 67 exchange-traded funds and 156 open-end funds. The Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Fund Complex is overseen by multiple boards of trustees.

(4)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex for the calendar year ended December 31, 2015. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

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Trustee Share Ownership
 As of December 31, 2015, the most recently completed calendar year prior to the date of this SAI, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of	Companies Overseen by Trustee in
Name	Equity Securities in the Fund	Fund Complex(1)
Independent Trustees:
Randall C. Barnes	Over $100,000	Over $100,000
Donald A. Chubb, Jr.	$10,001-$50,000	Over $100,000
Dr. Jerry B. Farley	$0	Over $100,000
Roman Friedrich III	$10,001-$50,000	Over $100,000
Robert B. Karn III	$10,001-$50,000	Over $100,000
Ronald A. Nyberg	$10,001-$50,000	Over $100,000
Maynard F. Oliverius	Over $100,000	Over $100,000
Ronald E. Toupin, Jr.	$10,001-$50,000	Over $100,000

Interested Trustee:
Donald C. Cacciapaglia	$50,001-$100,000	Over $100,000

(1)	As of the date of this SAI, the “Fund Complex” consists of 14 closed-end funds, including the Fund, 67 exchange-traded funds and 156 open-end funds. The Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Fund Complex is overseen by multiple boards of trustees.

Indemnification of Officers and Trustees; Limitations on Liability
 The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.
 The Fund has entered into an Indemnification Agreement with each Independent Trustee, which provides that the Fund shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Fund, to the fullest extent permitted by the Declaration of Trust and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended.
Portfolio Management
 The Sub-Adviser’s personnel with the responsibility for the day-to-day management of the Fund’s portfolio are B. Scott Minerd, Chief Investment Officer and Chief Executive Officer, Anne Bookwalter Walsh, Assistant Chief Investment Officer and Senior Managing Director, and James Michal, Senior Managing Director.

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Other Accounts Managed by the Portfolio Managers.
 The following table sets forth information about funds and accounts (including the Fund) for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2016.

				Number of Other Accounts Assets
	Number of Other Accounts Managed			for Which Advisory Fee is
	and Assets by Account Type			Performance-Based

	Other	Other		Other	Other
	Registered	Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
B. Scott Minerd	30	81	129	0	34	7
	$11.7 billion	$21.8 billion	$117.7 billion	$0	$11.1 billion	$1.3 billion

Anne Bookwalter Walsh	25	3	29	0	2	1
	$13.1 billion	$3.4 billion	$89.7 billion	$0	$3.4 billion	$291 million

James Michal	22	5	13	0	2	5
	$12.2 billion	$3.9 billion	$2.4 billion	$0	$3.4 billion	$966 million

 Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.
 The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager. They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client's investment guidelines.
 Guggenheim may have clients with similar investment strategies. As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.
 Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim's allocation policy provides that investment decisions must never be based upon account performance or fee structure. Accordingly, Guggenheim's allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time. The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim's investment disciplines and the specific goals and objectives of each client account.
 In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated. In the event trades are aggregated, Guggenheim's policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client's participation in the transaction; (iv) disclose its aggregation policy to clients.
 Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients' portfolio securities in order to achieve best execution for its clients. When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker's services, including execution capability, commission rate, price, financial stability and reliability. Guggenheim is not obliged to merely

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get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.
 In the event that multiple broker/dealers make a market in a particular security, Guggenheim's Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction. The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances. In many instances, there may only be one counter-party active in a particular security at a given time. In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.
 Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 Portfolio Manager Compensation. Guggenheim compensates Mr. Minerd, Ms. Walsh and Mr. Michal for their management of the registrant's portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts. Guggenheim's staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments. All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.
 Securities Ownership of the Portfolio Manager. As of May 31, 2016, the dollar range of equity securities of the Fund beneficially owned by the portfolio manager is shown below:

B. Scott Minerd: $500,000 – $1,000,000
Anne Bookwalter Walsh: $100,001 – $500,000
James Michal: $10,000 – $100,000
Investment Adviser
 Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), acts as the Fund’s investment adviser pursuant to an advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”). The Investment Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Investment Adviser is a Delaware limited liability company with principal offices located at 227 West Monroe Street, Chicago, Illinois 60606.
 Guggenheim Funds is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundation insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $240 billion of assets as of June 30, 2016. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Advisory Agreement
 Under the terms of the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets.

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 Pursuant to its terms, the Advisory Agreement continues from year to year if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.
 The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
Advisory Fee
	Fiscal Year Ended May 31,
	2016	2015	2014
The Investment Adviser received approximate advisory fees of	$4,626,850	$4,719,834	$4,187,960

Sub-Adviser
 Guggenheim Partners Investment Management, LLC acts as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware limited liability company with principal offices at 100 Wilshire Boulevard, Santa Monica, California 90401. The Sub-Adviser is a registered investment adviser.
Sub-Advisory Agreement
 Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets, less 0.50% of the Fund’s average daily assets attributable to any investments by the Fund in Affiliated Investment Funds.
 The Sub-Advisory Agreement continues from year to year if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto, by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.
 The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
 Pursuant to a Trademark Sublicense Agreement, Guggenheim Partners has granted to the Investment Adviser and the Sub-Adviser the right to use the name “Guggenheim” in the name of the Fund, and the Investment Adviser and the Sub-Adviser have agreed that the name “Guggenheim” is Guggenheim Partners’ property. In the event the Investment Adviser and the Sub-Adviser cease to act in such capacities for the Fund, the Fund will change its name to one not including “Guggenheim.”

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Sub-Advisory Fee
	Fiscal Year Ended May 31,
	2016	2015	2014
The Sub-Adviser received approximatesub-advisory fees of	$2,313,425	$2,359,917	$2,093,980

Other Agreements
 Administration Agreement. Rydex Fund Services, LLC, an affiliate of the Investment Adviser and the Sub-Adviser, serves as administrator to the Fund. Pursuant to an administration agreement, Rydex Fund Services, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. For the services, the Fund pays Rydex Fund Services, LLC a fee, accrued daily and paid monthly, at the annual rate equal to 0.0275% of the first $200 million in average daily Managed Assets, 0.0200% of the next $300 million in average daily Managed Assets, 0.0150% of the next $500 million in average daily Managed Assets, and 0.0100% of average daily Managed Assets above $1 billion.

Administration Fee.
	Fiscal Year Ended May 31,
	2016	2015	2014
Rydex Fund Services, LLC received approximate administration fees of	$107,575	$109,389	$98,796

 Fund Accounting Agreement. Rydex Fund Services, LLC also serves as fund accounting agent to the Fund. Pursuant to a fund accounting agreement, Rydex Fund Services, LLC performs certain accounting services, including maintaining ledgers; computing per share NAV, income, gains, yields; verifying and reconciling daily trade activity; accruing expenses and determining outstanding receivables and payables; providing accounting reports; and providing accounting services and data in connection with regulatory filings. For the services, the Fund pays Rydex Fund Services, LLC a fee, accrued daily and paid monthly, at the annual rate equal to 0.0300% of the first $200 million in average daily Managed Assets, 0.0150% of the next $300 million in average daily Managed Assets, 0.0100% of the next $500 million in average daily Managed Assets, and 0.0075% of average daily Managed Assets above $1 billion, subject to a minimum fee of $50,000 per year, and reimburses Rydex Fund Services, LLC for certain out-of-pocket expenses.

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Fund Accounting Fee.
	Fiscal Year Ended May 31,
	2016	2015	2014
Rydex Fund Services, LLC received approximate fund accounting fees of	$117,550	$111,424	$125,325

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PORTFOLIO TRANSACTIONS
 Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.
 Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.
 Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.
 Commissions Paid. Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid approximately the following commissions to brokers during the fiscal years shown:

Fiscal Year Ended May 31,	All Brokers	Affiliated Brokers
2016	$137,305	$0
2015	$145,698	$0
2014	$135,365	$0
Fiscal Year Ended May 31, 2016 Percentages:
Percentage of aggregate brokerage commissions paid to affiliated broker		0%

Percentage of aggregate dollar amount of transactions involving the payment of commissions effected through affiliated broker		0%

 During the fiscal year ended May 31, 2016, the Fund paid $0 in brokerage commissions on transactions totaling $0 to brokers selected primarily on the basis of research services provided to the Investment Adviser or the Sub-Adviser.

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U.S. FEDERAL INCOME TAX CONSIDERATIONS
 The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
 The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
Taxation of the Fund
 The Fund has elected and intends to continue to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “Gross Income Test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).
 As long as the Fund qualifies as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.
 The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to

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distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
 If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would generally be eligible (i) to be treated as qualified dividend income in the case of certain non-corporate U.S. Common Shareholders (including individuals) and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period requirements. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-regulated investment company years. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of up to ten years, in order to qualify as a regulated investment company in a subsequent year.
The Fund’s Investments
 Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its regulated investment company status.
 Certain debt securities acquired by the Fund may be treated as having been issued with original issued discount for U.S. federal income tax purposes. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures. Other investments may similarly require the Fund to recognize taxable income without a corresponding receipt of cash.
 Certain types of income received by the Fund from REITS, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Common Shareholders such excess inclusion income will (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those Common Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. Common Shareholders even from tax treaty countries and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Code (which includes charitable remainder trusts), are Fund Common Shareholders.

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 Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
 Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not be eligible to elect to “pass-through” to Common Shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.
 Private Investment Funds Taxed as Partnerships. Certain of the Private Investment Funds in which the Fund may invest will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Private Investment Funds. In addition, the Fund’s proportionate share of the assets of each such Private Investment Fund will be treated as if held directly by the Fund. In these instances, the Fund will be required to meet the diversification test with respect to the assets of such Private Investment Funds. The Fund generally will not invest in Private Investment Funds that are treated as partnerships for U.S. federal income tax purposes unless the terms of such investment provide, or the managers of such Private Investment Funds agree to provide, the Fund with information on a regular basis as reasonably necessary to monitor the Fund’s qualification as a regulated investment company for U.S. federal income tax purposes.
 Private Investment Funds Taxed as PFICs. The Fund anticipates that certain of the Private Investment Funds in which it invests will be treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation that has 75% or more of its gross income for the taxable year which consists of passive income or that has 50% or more of the average fair market value of its assets which consists of assets that produce, or are held for the production of, passive income.
 If the Fund makes an election to treat the PFIC as a “qualified electing fund” (a “QEF Election”), the Fund would be taxed currently on the PFIC’s income without regard to whether the Fund received any distributions from the PFIC. If the Fund makes a QEF Election with respect to a Private Investment Fund and the Private Investment Fund complies with certain annual reporting requirements, the Fund will be required to include in its gross income each year its pro rata share of the Private Investment Fund’s ordinary income and net capital gains (at ordinary income and capital gain rates, respectively) for each year in which the Private Investment Fund is a PFIC, regardless of whether the Fund receives distributions from the Private Investment Fund. The Fund believes that such income and gain inclusions resulting from a QEF Election constitute qualifying income for purposes of the income requirement applicable to regulated investment companies under Subchapter M of the Code. By reason of such inclusions, the Fund would be deemed to have received net investment income, which would be subject to the 90% distribution requirement, and to have received net capital gains, possibly without a corresponding receipt of cash. The Fund’s basis in the shares it owns in the Private Investment Fund will be increased to reflect any such deemed distributed income. Because some of the Private Investment Funds in which the Fund may invest may defer the payment of management and/or incentive compensation fees, during the deferral period the Fund’s pro rata share of the Private Investment Fund’s ordinary income will be higher than it would be if the Private Investment Fund had not deferred the payment of such fees. A QEF Election is subject to a number of specific rules and requirements, and not all of the Private Investment Funds in which the Fund may invest may provide their investors with the information required to satisfy the reporting requirements necessary for the Fund to make a QEF Election.
 In lieu of making a QEF Election, the Fund could elect to mark to market its PFIC stock and include in income any resulting gain or loss (a “Mark-to-Market Election”). The Fund anticipates that it will make a Mark-to-Market Election with respect to the stock of any PFICs in which it invests that do not provide the Fund with the information necessary for the Fund to make a QEF Election. Unlike in the case of a QEF Election, under a Mark-to-Market Election the Fund will not be deemed to have received distributions of net investment income or net capital gains from the PFIC. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund’s taxable year and will be required to include in the Fund’s net investment income the positive difference, if any, between the fair market value of shares as of the end of the Fund’s taxable year and the adjusted basis of such shares. All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund’s hands. Thus, unlike the case of a QEF Election, the Fund cannot generate long-term capital gains with

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respect to PFIC stock for which the Fund has made a Mark-to-Market Election. The Fund will recognize income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute net investment income subject to the 90% distribution requirement described above. The Fund’s basis in the shares it owns in the Private Investment Fund will be increased to reflect any such recognized income. The Fund may deduct any decrease in value equal to the excess of its adjusted basis in the shares over the fair market value of the shares of the Private Investment Fund as of the end of the Fund’s taxable year, but only to the extent of any previously unreversed net mark-to-market gains included in the Fund’s income for prior taxable years.
 The Fund intends to borrow funds or to redeem a sufficient amount of its investments in Private Investment Funds that are PFICs and for which the Fund has made either a QEF Election or a Mark-to-Market Election so that the Fund has sufficient cash to meet the distribution requirements to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes.
 In the event that the Fund does not make a QEF Election or a Mark-to-Market Election with respect to PFIC stock held by the Fund, the Fund would be taxed at ordinary income rates and pay an interest charge if it received an “excess distribution” (generally, a distribution in excess of a base amount) or if it realized gain on the sale of its PFIC stock. The amount of the excess distribution or gain would be allocated ratably to each day in the Fund’s holding period for the PFIC stock, and the Fund would be required to include the amount allocated to the current taxable year in its income as ordinary income for such year. The amounts allocated to prior taxable years generally would be taxed at the highest ordinary income tax rate in effect for each such prior taxable year and would also be subject to an interest charge computed as if such tax liability had actually been due with respect to each such prior taxable year. The Fund expects to make a QEF Election or a Mark-to-Market Election with respect to the PFICs in which it invests and, accordingly, does not expect to be subject to this “excess distribution” regime.
 Risk-Linked Securities. The treatment of risk-linked securities for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such securities. The Fund expects that it will generally treat the risk-linked securities in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the risk-linked securities or challenge the treatment adopted by the Fund for one or more of its risk-linked securities investments. A change in the treatment of the Fund’s risk-linked securities investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the Fund’s income from the risk-linked securities. This, in turn, could affect whether the Fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax.
 Risk-linked securities that are treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a PFIC, and will generally be subject to the PFIC rules described above under the caption “Private Investment Funds Taxed as PFICs.” In cases in which the Fund treats such risk-linked securities as an equity interest in a PFIC, the Fund generally expects to make a Mark-to-Market Election, which would require the Fund to recognized income or (subject to certain limitations) loss annually based on the difference between the fair market value of the risk-linked securities at the end of the year and the Fund’s adjusted basis in the risk-linked securities. Because the Mark-to-Market Election can result in recognition of income without the concurrent receipt of cash, the Fund may have to borrow funds or sell portfolio securities, thereby possibly resulting in the recognition of additional income or gain to satisfy the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax. If the Fund were not able to meet such distribution requirements, the Fund would run the risk of losing its qualification as a regulated investment company.
Taxation of Common Shareholders
 The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and

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to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by the amount of undistributed capital gain included in such Common Shareholder’s gross income net of the tax deemed paid by the shareholder under clause (ii).
 Distributions paid to you by the Fund from its net capital gains, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Capital gain dividends are not eligible for the dividends received deduction.
 Properly reported ordinary income dividends received by corporate holders of Common Shares generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. If you are a non-corporate shareholder (including a shareholder who is an individual), any properly reported ordinary income dividend that you receive from the Fund generally will be eligible for taxation at reduced maximum rates to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. The reduced rates for “qualified dividend income” are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF Election with respect to a PFIC and (iii) ordinary income from a Mark-to-Market Election with respect to a PFIC. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income or will be eligible for the dividends received deduction.

 A dividend (whether paid in cash or reinvested in additional Fund Common Shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a Common Shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Common Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Common Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
 Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.
 Common Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.
 Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such

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taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.
 The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
 The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
 Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.
 The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.
 Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at preferential maximum tax rates.
 Certain non-corporate U.S. Common Shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund's Common Shares.
 A Common Shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of Common Shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s Common Shares.
Ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s long-term capital loss for such taxable year). Depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for this exemption from withholding, a foreign investor must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital

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gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
 In addition, withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2018, on gross proceeds from the sale of, Common Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which Common Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, on gross proceeds from the sale of, Common Shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. Common Shareholders are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in our Common Shares.
 The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders (including individuals) who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.
 The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.
GENERAL INFORMATION
Proxy Voting Policy and Procedures and Proxy Voting Record
 The Fund has delegated the voting of proxies relating to its portfolio securities to the Sub-Adviser. The Sub-Adviser’s Proxy Voting Policy is included as Appendix B to this SAI.
 Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 851-0264. The information is also available on the SEC’s web site at www.sec.gov.
Principal Shareholders
As of October 1, 2016, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund.
Legal Counsel
 Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, is special counsel to the Fund in connection with the issuance of the Common Shares.

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Independent Registered Public Accounting Firm
Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund. The Fund’s audited financial statements appearing in the Fund’s annual report to shareholders for the year ended May 31, 2016, including accompanying notes thereto and the report of Ernst & Young LLP thereon, have been incorporated by reference in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Codes of Ethics
 The Fund, the Investment Adviser and the Sub-Adviser each have adopted a code of ethics. The codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser and their affiliates, as applicable. The codes of ethics of the Fund, the Investment Adviser and the Sub-Adviser are on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
FINANCIAL STATEMENTS
The Fund’s audited financial statements appearing in the Fund’s annual report to shareholders for the year ended May 31, 2016, including accompanying notes thereto and the report of Ernst & Young LLP thereon, as contained in the Fund’s Form N-CSR filed with the SEC on August 8, 2016, are incorporated by reference in this Statement of Additional Information. Shareholder reports are available upon request and without charge by calling (800) 345-7999 or by writing the Fund at 227 West Monroe Street, Chicago, Illinois 60606. All other portions of the Fund’s annual report to shareholders are not incorporated herein by reference and are not part of the Fund’s registration statement, this Statement of Additional Information, the Prospectus or any prospectus supplement.

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Appendix A
DESCRIPTION OF SECURITIES RATINGS
STANDARD & POOR’S CORPORATION
 A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows.
Issue Credit Ratings Definition
 A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings*
 Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

 Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
*Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
SPUR (S&Ps Underlying Rating) A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.
Municipal Short-Term Note Ratings Definitions
 A S&P’s U.S. Municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
Dual Ratings S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).
The ratings and other credit related opinions of S&P and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. S&P’s opinions and analyses do not address the suitability of any security. S&P’s Financial Services LLC does not act as a fiduciary or an investment advisor. While S&P has obtained information from sources it believes to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

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Active Qualifiers (Currently Applied and/or Outstanding)
i This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
preliminary Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final.

•	Preliminary ratings may also be assigned to these entities’ obligations.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

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sf The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.
t This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
unsolicited Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.
MOODY’S INVESTORS SERVICE, INC.
A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.
Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-lookingopinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. rough its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Global Long-Term Rating Scale
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

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C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG1 through MIG3 — while speculative grade short-term obligations are designated SG.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

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VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Other Ratings Symbols
e Expected Ratings Indicator. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e. medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions, or wish Moody’s to confirm an Expected Rating.
(P) Provisional Ratings. As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.
# Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.
WR Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.
NR Not Rated. The symbol NR is assigned to unrated obligations, issuers and/or programs.
NAV Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.
TWR Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

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FITCH RATINGS, INC.
A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
Long-Term Credit Ratings Scales
AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC Substantial credit risk. Default is a real possibility.
CC Very high levels of credit risk. Default of some kind appears probable.
C Exceptionally High Levels of Credit Risk. Default is imminent or inevitable, or the issuer is in standstill.
Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

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c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
Limitations for the Issuer Credit Rating Scale:
Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.
•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.
•	The ratings do not opine on the liquidity of the issuer’s securities or stock.
•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.
•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

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•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.
Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Limitations of the Short-Term Ratings Scale:
Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

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Appendix B
GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES
POLICY STATEMENT
Guggenheim Partners Investment Management, LLC (“GPIM”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities; and

•	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures.

Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without giving undue weight to the opinions of individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.
The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.
PROCEDURES
1. Overview
Guggenheim Partners Investment Management, LLC (“GPIM”) utilizes the services of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A to these Proxy Voting Policy and Procedures, set forth the ISS guidelines that GPIM uses in voting specific proposals. Depending on the objective of the client account and the portfolio team managing, GPIM will assign the proxy voting guidelines in Appendix A to determine how proxies will be voted. GPIM reviews these voting recommendations and generally votes proxies in accordance with such recommendations.
However, the vote entered on a client's behalf with respect to a particular proposal may differ from the Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Guidelines, the reasons therefore shall be documented in writing by the appropriate investment team(s) and retained by Operations. The manner in which specific proposals are to be voted may differ based on the type of client

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account. For example, a specific type of proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.
In the absence of contrary instructions received from GPIM, ISS will vote proxies in accordance with the Guidelines attached as Appendix A hereto, as such Guidelines may be revised from time to time by representatives from Investment Management and Compliance (the ad hoc “Committee”). ISS will employ these guidelines based on account set up instructions received from Operations. ISS will notify Operations of all proxy proposals that do not fall within the Guidelines (i.e. proposals which are either not addressed in the Guidelines or proposals for which GPIM has indicated that a decision will be made on a case-by-case basis). Such proposals will be forwarded by Operations to the investment team(s) responsible for the client account. If the investment team(s) responsible determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team(s).
2. Resolving Potential Conflicts of Interest
GPIM may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. The proxies that are not addressed by the Guidelines or are to be voted on a case-by-case basis will be forwarded to the appropriate investment management team(s) by Operations. Determination of whether there is a material conflict of interest between GPIM and a client due to (a) the provision of services or products by a GPIM affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of GPIM or its affiliates and proponents of a proxy issue or (c) any other issue, shall be made by senior members of the investment team responsible for voting the proxy. If a conflict of interest exists, the investment team will consult the Committee (and Legal, as necessary) to determine how to vote the proxy consistent with the procedures below.
In the absence of established Guidelines (e.g., in instances where the Guidelines provide for a “case-by-case” review), GPIM may vote a proxy regarding that proposal in any of the following ways, as recommended by the Committee:

•	Refer Proposal to the Client – GPIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

•	Obtain Client Ratification – If GPIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), GPIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how GPIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Use an Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, GPIM may vote all proposals in a proxy according to the policies of an independent third party (or to have the third party vote such proxies).

•	Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, GPIM may use an independent third party to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

•	Abstaining

The method selected by the Committee to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

B–2

3. Special Situations (As Applicable)
3.1. Securities Subject to Lending Arrangements
For various legal or administrative reasons, GPIM is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. GPIM will refrain from voting such securities where the cost to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, GPIM may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in the Committee’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.
3.2 Special Issues with Voting Foreign Proxies
Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), the Committee may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.
3.3 Share Blocking
In certain countries the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question ("share blocking"). The portfolio manager retains the final authority to determine whether to block the shares in the client's account or to forego voting the shares.
3.4 Lack of Adequate Information, Untimely Receipt of Proxy or Excessive Costs
GPIM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. GPIM’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.
3.5. Formation of a Group
If GPIM owns shares of a public company and enters into a written or oral agreement with one or more shareholders to vote its shares in line with such shareholder(s) or in line with company management recommendations, several issues arise.
First, if GPIM agrees to vote its shares at the direction of or in line with another member of the group, or in line with management, then GPIM must consider whether its vote is in the best long-term financial interests of its clients. If it is not, then GPIM will have a conflict of interest that it must resolve using the procedures set out in Section 2.2.
Second, if GPIM holds an irrevocable proxy for the other members of the group, or has the right to designate director nominees for which the other group members must vote, GPIM will be viewed as the beneficial owner of all of the other members’ shares as well as its own shares. This will affect the number of shares that GPIM must report on a Schedule 13D or 13G.

B–3

4. Undue Influence
If at any time any person involved in the GPIM’s proxy voting process is pressured or lobbied either by GPIM’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to GPIM Compliance or Legal Departments. A determination will then be made regarding this information, keeping in mind GPIM's duty of loyalty and care to its clients.
5. Recordkeeping
GPIM is required to keep the following records:
•	a copy of this policy;

•	proxy statements received regarding client securities;

•	records of votes cast on behalf of clients;

•	records of how material conflicts were resolved;

•	any documents prepared by GPIM that were material to making a decision how to vote, or that memorialized the basis for the decision; and

•	records of client requests for proxy voting information and a copy of any written response by
GPIM to any client request (regardless of whether such client request was written or oral).

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.
GPIM may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GPIM that are maintained with a third party, such as ISS, provided that GPIM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
6. Disclosure
Rule 206(4)-6 requires GPIM to disclose in response to any client request how the client can obtain information from GPIM on how the client’s securities were voted. GPIM will disclose in Form ADV Part 2 that clients can obtain information on how their securities were voted by submitting a written request to GPIM. Upon receipt of a written request from a client, GPIM Compliance Department will provide the information requested by the client within a reasonable amount of time.
Rule 206(4)-6 also requires GPIM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GPIM will provide such a description in its Form ADV Part 2. Upon receipt of a written request from a client, GPIM Compliance Department will provide a copy of this policy within a reasonable amount of time.
If approved by the client, this policy and any requested records may be provided electronically.

B–4

APPENDIX A
ISS Standard Guidelines for the various local markets, including the U.S., are available upon request. In addition, the Taft-Hartley Guidelines and the Socially Responsible Investor Guidelines are also available.

PART C
OTHER INFORMATION

Item 25.     Financial Statements And Exhibits

(1)           Financial Statements

Part A

Financial Highlights

Part B

Incorporated by reference in the Statement of Additional Information included herein are the Registrant's audited financial statements for the period ended May 31, 2016, notes to such financial statements and the report of independent registered public accounting firm thereon, as contained in the Fund's Form N-CSR filed with the Securities and Exchange Commission on August 8, 2016.

(2) Exhibits

(a)			Amended and Restated Agreement and Declaration of Trust of Registrant(4)
(b)			Amended and Restated By-Laws of Registrant(5)
(c)			Not applicable
(d)			Not applicable
(e)			Dividend Reinvestment Plan of Registrant(1)
(f)			Not applicable
(g)	(i)		Investment Advisory Agreement between Registrant and Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”)(2)
	(ii)		Investment Sub-Advisory Agreement among Registrant, the Investment Adviser and Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”)(2)
(h)			Form of Underwriting and/or Sales Agreement (+)
(i)			Not applicable
(j)	(i)		Custody Agreement(8)
	(ii)		Foreign Custody Manager Agreement(8)
(k)	(i)		Stock Transfer Agency Agreement(8)
	(ii)	(1)	Fund Accounting Agreement(8)
	(ii)	(2)	Amendment to Fund Accounting Agreement(*)
	(iii)	(1)	Administration Agreement(8)
	(iii)	(2)	Amendment to Administration Agreeement(*)
	(iv)	(1)	Committed Facility Agreement (the “Committed Facility Agreement”) between Registrant and BNP Prime Brokerage, Inc. (“BNP Prime Brokerage”)(2)
		(2)	Amendment to Committed Facility Agreement(2)
		(3)	Amendment No. 2 to Committed Facility Agreement(7)
		(4)	Amendment No. 3 to Committed Facility Agreement(7)
		(5)	Amendment No. 4 to Committed Facility Agreement(8)
		(6)	Amendment No. 5 to Committed Facility Agreement(8)
		(7)	Amendment No. 6 to Committed Facility Agreement(13)
		(8)	Amendment No. 7 to Committed Facility Agreement(13)
		(9)	Amendment No. 8 to Committed Facility Agreement(13)
		(10)	Ratings Reset Amendment to Committed Facility Agreement(13)
	(v)	(1)	Account Agreement between Registrant and BNP Prime Brokerage(2)
		(2)	Amendment to Account Agreement, dated March 13, 2015(12)
	(vi)		Special Custody and Pledge Agreement among Registrant, BNP Prime Brokerage and The Bank of New York Mellon(2)
	(vii)		Offering Expense Limitation Agreement(8)
(l)	(i)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(9)
	(ii)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(10)
	(iii)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(13)
(m)			Not applicable
(n)	(i)		Consent of Independent Registered Public Accounting Firm(*)
	(ii)		Report of Independent Registered Public Accounting Firm(13)
(o)			Not applicable
(p)			Initial Subscription Agreement(8)
(q)			Not applicable
(r)	(i)		Code of Ethics of the Registrant and the Investment Adviser(13)
	(ii)		Code of Ethics of the Sub-Adviser(13)
(s)			Power of Attorney(13)
________________

+	To be filed by post-effective amendment.
*	Filed herewith
(1)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed June 26, 2007 (File No. 333-138686).
(2)	Incorporated by reference to the Registrant's Registration Statement on Form N-2, filed on July 9, 2010 (File No. 333-168044).
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, filed on November 24, 2010 (File No. 333-168044).
(4)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed on March 16, 2011 (File No. 333-168044).
(5)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, filed on December 2, 2011 (File No. 333-168044).
(6)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed on December 12, 2011 (File No. 333-168044).
(7)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, filed on August 31, 2012 (File No. 333-168044).
(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on August 28, 2013 (File No. 333-190872).
(9)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed on October 17, 2013 (File No. 333-190872).
(10)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, filed on November 1, 2013 (File No. 333-190872).
(11)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed on October 3, 2014 (File No. 333-190872).
(12)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2, filed on September 30, 2015 (File No. 333-190872).
(13)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on September 2, 2016 (File No. 333-213452).

Item 26.     Marketing Arrangements

Reference is made to the form of underwriting agreement and/or sales agreement for the Registrant’s common shares incorporated herein by reference or to be filed by further amendment and the section entitled “Plan of Distribution” contained in Registrant’s Prospectus, filed herewith as Part A of Registrant’s Registration Statement.

Item 27.     Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with all offering under this Registration Statement:

NYSE Listing Fees	$90,000
SEC Registration Fees	$5,260
Accounting fees	$35,000
Legal fees	$225,000
FINRA fees	$19,250
Total	$374,510

Item 28.     Persons Controlled by or Under Common Control with Registrant

None.

Item 29.     Number of Holders of Securities

Title of Class	Number of Record Shareholders as of October 10, 2016

Common shares of beneficial interest, par value $0.01 per share	8

Item 30.     Indemnification

Article V of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

5.1    No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2    Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)     Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)     The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)     The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)     Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3    No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4    No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5    Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

In addition, the Registrant has entered into an Indemnification Agreement with each trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Registrant, which provides as follows:

The Trust shall indemnify and hold harmless the Trustee against any and all Expenses actually and reasonably incurred by the Trustee in any Proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Trust Agreement and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as now or hereafter in force, subject to the provisions of the following sentence and the provisions of paragraph (b) of Section 4 of this Agreement. The Trustee shall be indemnified pursuant to this Section I against any and all of such Expenses unless (i) the Trustee is subject to such Expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (ii) the Trustee is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended, and with respect to each of (i) and (ii), there has been a final adjudication in a decision on the merits in the relevant Proceeding that the Trustee’s conduct fell within (i) or (ii).

Item 31.  Business and Other Connections of the Investment Adviser and the Sub-Adviser

The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

The Sub-Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-66786).

Item 32.  Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund at 227 West Monroe Street, Chicago, Illinois 60606, in part at the offices of the Investment Adviser at 227 West Monroe Street, Chicago, Illinois 60606, in part at the offices of the Sub-Adviser at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, in part at the offices of the Administrator at Rydex Fund Services, LLC, 9601 Blackwell Road, Suite 500, Rockville, MD 20850, and in part at the offices of the Custodian at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10216.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectues filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)
that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)
the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Registrant undertakes that:

(a)
for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Signatures

As required by the Securities Act  and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago, State of Illinois, on the 14th day of October, 2016.

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

By: /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
Trustee, Chief Executive Officer

As required by the Securities Act, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 14th day of October, 2016.

Principal Executive Officer: /s/ Donald C. Cacciapaglia Donald C. Cacciapaglia	Trustee and Chief Executive Officer

Principal Financial Officer: /s/ John L. Sullivan John L. Sullivan	Chief Financial Officer, Chief Accounting Officer and Treasurer

Trustees:
*_____________________________
Randall C. Barnes
*_____________________________
Donald A. Chubb, Jr.
*_____________________________
Jerry B. Farley
*_____________________________
Roman Friedrich III
*_____________________________
Robert B. Karn III
*_____________________________
Ronald A. Nyberg
*_____________________________
Maynard F. Oliverius
*_____________________________
Ronald E. Toupin, Jr.
Trustee Trustee Trustee Trustee Trustee Trustee Trustee Trustee

* Signed by Mark E. Mathiasen pursuant to a power of attorney incorporated herein by reference.

By:	/s/ Mark E. Mathiasen
Mark E. Mathiasen
Attorney-In-Fact
October 14, 2016

Exhibit Index

(k)(ii)(2)	Amendment to Fund Accounting Agreement
(k)(iii)(2)	Amendment to Administration Agreement
(n)(i)	Consent of Independent Registered Public Accounting Firm